united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Wendy Wang, Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2612

Date of fiscal year end: 6/30

Date of reporting period: 6/30/23

Item 1. Reports to Stockholders.

Fulcrum Diversified Absolute Return Fund

Super Institutional Class	FARYX
Institutional Class	FARIX

a series of Northern Lights Fund Trust IV

Annual Report

June 30, 2023

855-538-5278

www.fulcrumassetfunds.com

fulcrumfunds@ultimusfundsolutions.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Fulcrum Diversified Absolute Return Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC.

Member FINRA

This Page Intentionally Left Blank

Fulcrum Diversified Absolute Return Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

1st July 2022 to 30th June 2023

Market conditions/environment July 1st 2022 to June 30th 2023

The first half of 2022 established new records for weakness in major asset classes, as the highest inflation in 40 years in advanced economies forced a repricing of risk assets. More assertive rhetoric, and actions from central banks around the world to rein in elevated inflation, caught investors in traditional 60/40 equity/bond portfolios off guard, as bonds failed to provide any diversification benefits. However, the second half of the year begun with a sharp rebound in equities and bonds, buoyed by signs of peaking US inflation and hopes of a Fed pivot towards looser policy.

This broad-based risk rally was premature; as successive Fed members emphasized the need for continued tightening, and the US August Consumer Price Index (“CPI”) print overshot expectations. Additionally, geopolitical tensions worsened, with Russia cutting off most of its gas exposure to Western Europe and emerging markets incurring steep losses as decelerating global trade growth and a worsening property slump in China, weighed on asset prices.

Amidst this backdrop, all risk assets suffered, with the traditional 60/40 portfolio1 declining another 4.2% in the third quarter, taking the cumulative drawdown since the start of 2022 to -19.6%. Gold2 provided no respite falling -8.1%, whilst only the US Dollar (the U.S. Dollar Index3 USDX) provided safe harbor returning +7.1% in the quarter, prompting central banks in several major economies, including Japan and China, to intervene in markets to support their currencies.

Market confidence that inflation was finally being brought under control, only started gaining real traction in late October with signs of dis-inflation across goods and energy products, then receiving further affirmation in November as the US October CPI report revealed a larger-than-expected deceleration in both core and headline inflation. Combined with easing European headline inflation, with warmer-than-expected weather causing a sharp decline in natural gas prices and signs that the Chinese government was abandoning its ‘zero-Covid’ policies, led to improved risk appetite across global markets and a powerful rally across asset markets into year end.

This more optimistic backdrop of declining inflation expectations and growth optimism continued into early 2023, only to be temporarily disrupted in February on the back of strong US labor market data and upward revisions in US inflation data. All of which was overshadowed by the dramatic shift in market backdrop in March, with the failure of Silicon Valley Bank (SVB) causing fears around US financial stability to grow rapidly. In Europe, contagion effects from the SVB fallout led to rapid deposit outflows from Credit Suisse, culminating in a UBS take-over brokered by the Swiss government. Authorities on both sides of the Atlantic responded swiftly announcing a range of guarantees and new liquidity facilities to prevent further bank runs. This led to markets price in looser monetary policy, with short-dated US bond yields rallying, providing support for equities to continue their upward march.

Fulcrum Diversified Absolute Return Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Continued)

As US regional banking sector concerns abated in the second quarter, US equities, in particular large cap technology stocks, exhibited very strong performance aided by a boom in valuations for companies active in Artificial Intelligence and strong economic data. Meanwhile the economic picture for Europe and China worsened, with increasing signs of a global industrial slowdown and increasingly fragile Chinese property market. The US appeared more insulated from these headwinds, with job growth continuing to surprise to the upside and consumer spending remaining resilient, all of which put downward pressure on US government bonds as officials from the Federal Reserve emphasized the need for further tightening.

In summarizing the 12-month period ended June 30, 2023, equity markets staged the biggest rebound as inflation fears have eased alongside an improved growth outlook, with US equities climbing +19.6% (SPXT Index4) and within that growth equities outperforming (+26.4% MSCI Growth M1WO000G Index5). Not all equity markets recovered to the same extent, Emerging Markets only just turning positive over the period (+1.75% MSCI EM TR, NDUEEGF Index6), with Chinese equities being the main laggard (-10.5% Hang Seng, HSI 1 Index 7). Fixed Income made muted gains (+0.5% Bloomberg Global Aggregate Bond Index LEGATRUH Index8), as the stickiness of above target inflation and a resilient economy, put a lid on more significant returns. The US dollar which initially benefited from more assertive monetary policy from the US Federal Reserve, soon lost ground to a broad basket of currencies (-1.7% The U.S. Dollar Index USDX DXY Curncy3). Global commodities also fell over the period (-9.6% BCOMTR Index9), with oil registering large declines (-26.9% Brent Crude CO1 Comdty10).

Fund Performance July 1st 2022 to June 30th 2023

From July 1, 2022 to June 30, 2023, Fulcrum Diversified Absolute Return Institutional Class shares returned -1.91%.

Dynamic Asset Allocation strategies, which had been the main detractor in the preceding 12-month period ended June 30, 2022, made a strong contribution over the most recent 12-month period as broad asset markets recovered. The majority of gains were driven by exposure to North American equities, whilst limited exposure to commodities marginally detracted and we remained underweight fixed income, hence the contribution was minimal.

Diversifying strategies also performed well, capturing the dominant trends in currency, commodity, and equity markets.

Discretionary Macro strategies were the main detractor, forecasting macro markets turned out to be relatively difficult compared to the previous years, when they had driven returns. While the performance was within the range of expectations, it was disappointing and overall exposures at the end of the period were relatively low as we managed the risk.

Despite a strong period for broad risk assets at a headline level, this has really been driven by resurgent equity markets whilst bonds, which have been the traditional diversifier, remain challenged for now with lingering inflation concerns.

Fulcrum Diversified Absolute Return Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Continued)

Our focus on diversification remains high, with investment ideas diversified by asset class, time horizon and strategy. This broad and flexible approach is one that enables us to seek to deliver returns in the broadest range of market environments and with no real reliance on any one particular asset class for returns or diversification benefits. Global macro events do not seem to be subsiding, which should allow us ample opportunities to capitalize on those dynamics using our macro informed investment approach. In the end, we aim to provide returns with low correlations to equities and fixed income for clients, as well as keeping an eye to the downside, to assist them with diversifying their traditional holdings. We have done this since inception and believe there will be benefits to adding an actively managed and diversified absolute return focused fund to portfolios.

1Traditional 60/40 equity/bond portfolios, modelled using SPXT Index (S&P 500 Total Return) and LEGATRUH Index (Bloomberg Global Aggregate).

2The Gold Spot price is quoted as US Dollars per Troy Ounce. Gold Cross rates are available using XAU followed by 3-character ISO code of the cross currency (Ticker: XAU Curncy)

3The U.S. Dollar Index (USDX) indicates the general international value of the USD. The USDX does this by averaging the exchange rates between the USD and major world currencies. The Intercontinental Exchange (“ICE”) US computes this by using the rates supplied by some 500 banks. (Ticker: DXY Curncy)

4S&P 500 Total Return Index. Calculated intraday by S&P based on the price changes and reinvested dividends of SPX with a starting date of Jan 4, 1988 (Ticker: SPXT Index)

5MSCI World Growth Net Total Return USD Index. The MSCI World GROWTH USD Net Total Return Index is a free- float weighted equity index. (Ticker: M1WO000G Index)

6The MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries. With 1,422 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. (Ticker: NDUEEGF Index)

7The Hang Seng Index is a free float-adjusted market-capitalization-weighted stock-market index in Hong Kong.

8Bloomberg Global Aggregate Bond Index (USD Hedged): The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment trade debt from twenty-four local currency markets. This multi- currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging market issuers. (Ticker: LEGATRUH Index).

9Bloomberg Commodity Total Return Index is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index (Ticker: BCOM). This combines the returns of BCOM with the returns on cash collateral invested in 13 weeks (3 Month) U.S. Treasury Bills. (Ticker: BCOMTR Index).

10Brent Crude. Current pipeline export quality Brent blend as supplied at Sullom Voe. ICE Brent Futures is a deliverable contract based on Exchange of Futures for Physical (“EFP”) delivery with an option to cash settle. (Ticker: CO1 Comdty)

Fulcrum Diversified Absolute Return Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Continued)

It is not possible to invest directly in an index.

Opinions expressed are those of Fulcrum Asset Management LLP and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk. Principal loss is possible. Absolute return strategies are not designed to outperform stocks and bonds during strong market rallies. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the Fund, and money borrowed will be subject to interest costs. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and nonrated securities presents a greater risk of loss to principal and interest than higher-rated securities. Diversification does not assure a profit nor protect against loss in a declining market.

The Fulcrum Diversified Absolute Return Fund is distributed by Northern Lights Distributors, LLC.

17306322-NLD-08312023

Fulcrum Diversified Absolute Return Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2023

The Fund’s performance figures* for the periods ended June 30, 2023, as compared to its benchmark:

		Average Annual
				Since Inception
	One Year	Three Year	Five Year	(7/31/15)
Fulcrum Diversified Absolute Return Fund Super Institutional Class	(1.80)%	2.76%	3.61%	2.34%
Fulcrum Diversified Absolute Return Fund Institutional Class	(1.91)%	2.68%	3.51%	2.27%
BofA Merrill Lynch 3-Month US Treasury Bill Index	3.62%	1.28%	1.56%	1.24%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. Fulcrum Asset Management LLP (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding shareholder servicing fees, shareholder servicing fees, any front end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses (“AFFE”); fees and expenses associated with investment in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) in order to limit the annual fund operating expenses to 1.05% of the average daily net assets of each of the Super Institutional Class and Institutional Class shares. The returns would have been lower had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses. The Fund’s total annual fund operating expense ratios, gross of fee waivers or expense reimbursements are 1.10% and 1.18% for Super Institutional Class Shares and Institutional Class Shares, respectively, per the March 10, 2023 prospectus, as supplemented on April 18, 2023. For performance information current to the most recent month-end, please call toll-free 1-855-538-5278.

The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled in a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $1,000,000 Investment

Summary of Holdings as of June 30, 2023

Asset Class	% of Net Assets	Country	% of Net Assets
U.S. Treasury Bills	58.0%	United States	93.4%
Common Stocks	13.0%	Japan	1.3%
Correlation Options Purchased	1.5%	France	0.7%
Future Options Purchased	0.5%	China	0.7%
Swap Options Purchased	0.2%	United Kingdom	0.6%
Index Options Purchased	0.2%	Germany	0.5%
Binary Options Purchased	0.2%	Canada	0.4%
Structured Options Purchased	0.1%	Taiwan	0.4%
Currency Options Purchased	0.1%	Brazil	0.3%
Preferred Stocks**	0.0%	Other	1.7%
Other Assets and Liabilities - Net	26.2%	Total	100.0%
	100.0%

Please refer to the Consolidated Schedule of Investments in this Annual Report for a listing of the Fund’s holdings. Derivative exposure is included in “Other Assets and Liabilities - Net.”

**	Less than 0.005%.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 13.0%
	AEROSPACE & DEFENSE - 0.1%
604	AeroVironment, Inc.(a)	$61,777
58	Dassault Aviation S.A.(b)	11,608
231	L3Harris Technologies, Inc.	45,223
182	Saab A.B. (b)	9,841
		128,449
	APPAREL & TEXTILE PRODUCTS - 0.3%
413	adidas A.G.(b)	80,121
80	Columbia Sportswear Company	6,179
74	Hermes International(b)	160,694
465	LVMH Moet Hennessy Louis Vuitton S.E.(b)	437,904
563	Watches of Switzerland Group PLC(a) (b)	4,365
		689,263
	ASSET MANAGEMENT - 0.0%(c)
263	Ares Management Corporation, Class A	25,340
1,112	Canaccord Genuity Group, Inc. (b)	7,009
113	Groupe Bruxelles Lambert S.A.(b)	8,898
106	Vontobel Holding A.G. (b)	6,715
		47,962
	AUTOMOTIVE - 0.0%(c)
136	Aptiv PLC(a)	13,884
2,468	NGK Spark Plug Company Ltd.(b)	49,317
		63,201
	BANKING - 0.5%
13,016	Banco Santander S.A. (b)	48,079
7,825	Bank of America Corporation	224,499
115	BNP Paribas S.A. (b)	7,243
382	Canadian Western Bank(b)	7,128
1,265	DNB Bank ASA(b)	23,654
12	First Citizens BancShares, Inc., Class A	15,401
2,934	JPMorgan Chase & Company	426,722
306	Macquarie Group Ltd.(b)	36,201
1,077	Royal Bank of Canada(b)	102,860
1,845	Skandinaviska Enskilda Banken A.B. (b)	20,382
566	SpareBank 1 SMN(b)	7,435

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 13.0% (Continued)
	BANKING - 0.5% (Continued)
590	SpareBank 1 SR-Bank ASA(b)	$7,151
1,613	Standard Chartered PLC(b)	13,991
1,458	Toronto-Dominion Bank (The) (b)	90,370
1,273	US Bancorp	42,060
3,794	Wells Fargo & Company	161,928
		1,235,104
	BEVERAGES - 0.3%
733	Davide Campari-Milano N.V. (b)	10,150
456	Heineken N.V.(b)	46,864
3,179	PepsiCo, Inc.	588,815
212	Pernod Ricard S.A. (b)	46,823
35	Remy Cointreau S.A. (b)	5,612
		698,264
	BIOTECHNOLOGY & PHARMACEUTICALS - 0.6%
1,310	AstraZeneca PLC(b)	187,592
1,797	Bristol-Myers Squibb Company	114,918
2,309	Johnson & Johnson	382,185
2,218	Merck & Company, Inc.	255,935
1,881	Novo Nordisk A/S, Class B(b)	303,091
		1,243,721
	CHEMICALS - 0.1%
75	Arkema S.A.(b)	7,063
98	Brenntag S.E.(b)	7,636
381	Clariant A.G.(b)	5,500
648	Corteva, Inc.	37,130
94	Croda International PLC(b)	6,716
370	DuPont de Nemours, Inc.	26,433
77	FMC Corporation	8,034
41	Givaudan S.A.(b)	135,826
502	Tronox Holdings PLC, Class A	6,380
358	Yara International ASA(b)	12,641
		253,359
	COMMERCIAL SUPPORT SERVICES - 0.1%
170	Aramark	7,319

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 13.0% (Continued)
	COMMERCIAL SUPPORT SERVICES - 0.1% (Continued)
62	Clean Harbors, Inc.(a)	$10,195
336	Daiseki Company Ltd. (b)	9,444
294	Republic Services, Inc.	45,032
231	Waste Connections, Inc. (b)	33,014
381	Waste Management, Inc.	66,072
		171,076
	CONSTRUCTION MATERIALS - 0.0%(c)
476	Holcim Ltd.(b)	32,017

	CONSUMER SERVICES - 0.0%(c)
418	Chegg, Inc.(a)	3,712

	CONTAINERS & PACKAGING - 0.0%(c)
62	AptarGroup, Inc.	7,183
3,460	Billerud A.B. (b)	26,293
788	Metsa Board OYJ	5,813
		39,289
	DATA CENTER REIT - 0.1%
216	Equinix, Inc.	169,330

	DIVERSIFIED INDUSTRIALS - 0.1%
609	Honeywell International, Inc.	126,368

	E-COMMERCE DISCRETIONARY - 0.3%
5,250	Amazon.com, Inc.(a)	684,390

	ELECTRIC UTILITIES - 0.7%
2,033	Alliant Energy Corporation	106,692
1,245	Ameren Corporation	101,679
1,455	American Electric Power Company, Inc.	122,511
188,864	China Longyuan Power Group Corp Ltd., H Shares(b)	194,502
940	Consolidated Edison, Inc.	84,976
1,291	Edison International	89,660
763	EDP Renovaveis S.A. (b)	15,233

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 13.0% (Continued)
	ELECTRIC UTILITIES - 0.7% (Continued)
184	Emera, Inc. (b)	$7,578
11,381	Enel SpA(b)	76,602
242	ERG SpA(b)	7,125
1,002	Evergy, Inc.	58,537
1,553	Eversource Energy	110,139
379	Fortis, Inc. (b)	16,333
367	Hydro One Ltd. (b)	10,486
4,782	Iberdrola S.A.(b)	62,358
235	Neoen S.A. (b)	7,437
190	Northland Power, Inc. (b)	3,963
1,082	Pinnacle West Capital Corporation	88,140
983	PNM Resources, Inc.	44,333
1,600	RWE A.G.(b)	69,612
849	Sempra Energy	123,606
422	Solaria Energia y Medio Ambiente S.A.(a) (b)	6,468
533	TransAlta Renewables, Inc. (b)	4,579
288	Verbund A.G.(b)	23,083
1,213	WEC Energy Group, Inc.	107,035
448	Xcel Energy, Inc.	27,852
		1,570,519
	ELECTRICAL EQUIPMENT - 0.3%
194	AMETEK, Inc.	31,405
4,139	Amphenol Corporation, Class A	351,607
2,098	Halma PLC(b)	60,668
25,973	Hexagon A.B.(b)	319,675
606	Nexans S.A. (b)	52,473
		815,828
	ENGINEERING & CONSTRUCTION - 0.1%
1,748,887	China Tower Corporation Ltd.(b)	194,172
1,104	JTOWER, Inc.(a) (b)	52,569
2,565	Sacyr S.A. (b)	8,755
		255,496
	ENTERTAINMENT CONTENT - 0.1%
4,100	Bandai Namco Holdings, Inc.(b)	94,375

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 13.0% (Continued)
	ENTERTAINMENT CONTENT - 0.1% (Continued)
9,026	Vivendi S.A.(b)	$82,794
		177,169
	FOOD - 0.1%
207,867	China Modern Dairy Holdings Ltd. (b)	21,752
220	DSM-Firmenich A.G.(a) (b)	23,676
628	Glanbia PLC(b)	9,279
21,262	JBS S.A. (b)	77,747
31,213	Marfrig Global Foods S.A. (b)	47,323
3,055	SLC Agricola S.A. (b)	24,401
5,313	SunOpta, Inc.(a) (b)	35,534
340	Tyson Foods, Inc., Class A	17,354
		257,066
	FORESTRY, PAPER & WOOD PRODUCTS - 0.0%(c)
1,740	Ence Energia y Celulosa S.A. (b)	5,480
84	Louisiana-Pacific Corporation	6,298
507	Svenska Cellulosa A.B. SCA(b)	6,461
		18,239
	GAS & WATER UTILITIES - 0.1%
620	American States Water Company	53,940
973	American Water Works Company, Inc.	138,895
250	NiSource, Inc.	6,838
		199,673
	HEALTH CARE FACILITIES & SERVICES - 0.5%
1,065	AmerisourceBergen Corporation	204,938
2,160	Cardinal Health, Inc.	204,271
597	Centene Corporation(a)	40,268
312	Cigna Group (The)	87,547
261	Elevance Health, Inc.	115,960
139	Humana, Inc.	62,151
162	IQVIA Holdings, Inc.(a)	36,413
92	Lonza Group A.G.(b)	54,829
461	McKesson Corporation	196,990
447	UnitedHealth Group, Inc.	214,846
		1,218,213

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 13.0% (Continued)
	HOME CONSTRUCTION - 0.6%
1,807	DR Horton, Inc.	$219,893
1,792	KB Home	92,664
505	Lennar Corporation, Class A	63,282
515	LGI Homes, Inc.(a)	69,468
138	M/I Homes, Inc.(a)	12,032
83	Masonite International Corporation(a)	8,503
1,423	MDC Holdings, Inc.	66,554
380	Meritage Homes Corporation	54,063
56	NVR, Inc.(a)	355,634
1,095	PulteGroup, Inc.	85,060
1,963	Taylor Morrison Home Corporation(a)	95,736
949	Toll Brothers, Inc.	75,037
2,564	Tri Pointe Homes, Inc.(a)	84,253
		1,282,179
	HOTEL REIT - 0.0%(c)
693	DiamondRock Hospitality Company	5,551
576	Sunstone Hotel Investors, Inc.	5,829
		11,380
	HOUSEHOLD PRODUCTS - 0.4%
3,281	Church & Dwight Company, Inc.	328,856
261	Estee Lauder Companies, Inc. (The), Class A	51,255
415	L’Oreal S.A.(b)	193,416
7,554	Unicharm Corporation(b)	279,642
		853,169
	INDUSTRIAL REIT - 0.1%
752	Prologis, Inc.	92,218
785	Warehouses De Pauw CVA	21,518
		113,736
	INSTITUTIONAL FINANCIAL SERVICES - 0.2%
324	CME Group, Inc.	60,034
1,336	Interactive Brokers Group, Inc., Class A	110,982
511	London Stock Exchange Group PLC(b)	54,291
1,499	Morgan Stanley	128,014

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 13.0% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES - 0.2% (Continued)
449	Nasdaq, Inc.	$22,383
		375,704
	INSURANCE - 0.6%
270	Admiral Group PLC(b)	7,139
523	Aflac, Inc.	36,505
236	Allstate Corporation (The)	25,733
643	American International Group, Inc.	36,998
184	Arthur J Gallagher & Company	40,401
1,980	AXA S.A.(b)	58,391
1,984	Berkshire Hathaway, Inc., Class B(a)	676,545
597	Coface S.A. (b)	8,221
2,927	Direct Line Insurance Group PLC(b)	5,053
47	Hanover Insurance Group, Inc. (The)	5,312
270	Hartford Financial Services Group, Inc. (The)	19,445
126	Lincoln National Corporation	3,246
172	Loews Corporation	10,213
435	Marsh & McLennan Companies, Inc.	81,815
217	NN Group N.V.(b)	8,030
1,068	Phoenix Group Holdings PLC(b)	7,213
506	Progressive Corporation (The)	66,979
333	Prudential Financial, Inc.	29,377
2,332	Prudential PLC(b)	32,829
1,000	QBE Insurance Group Ltd.(b)	10,437
479	Sampo OYJ, A Shares(b)	21,493
425	SCOR S.E.(b)	12,471
515	Sun Life Financial, Inc.	26,848
21	Swiss Life Holding A.G.(b)	12,271
199	Travelers Companies, Inc. (The)	34,558
1,091	Trupanion, Inc.(a)	21,471
1,010	UNIQA Insurance Group A.G. (b)	8,101
98	Voya Financial, Inc.	7,028
93	Willis Towers Watson PLC	21,902
		1,336,025

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 13.0% (Continued)
	INTERNET MEDIA & SERVICES - 0.3%
5,435	Alphabet, Inc., Class A(a)	$650,569
956	Auto Trader Group PLC(b)	7,411
20	Booking Holdings, Inc.(a)	54,007
2,791	Moneysupermarket.com Group PLC(b)	9,598
1,203	Rightmove PLC(b)	7,993
1,924	Trainline plc(a) (b)	6,377
		735,955
	LEISURE FACILITIES & SERVICES - 0.1%
69	Chipotle Mexican Grill, Inc.(a)	147,591

	MACHINERY - 0.0%(c)
132	Cactus, Inc., Class A	5,586
203	GEA Group A.G. (b)	8,486
470	TOMRA Systems ASA(b)	7,553
263	Valmet OYJ(b)	7,313
		28,938
	MEDICAL EQUIPMENT & DEVICES - 0.5%
252	Becton Dickinson and Company	66,531
1,261	Boston Scientific Corporation(a)	68,207
1,459	Cochlear Ltd.(b)	222,601
36	Cooper Companies, Inc. (The)	13,803
3,142	Hoya Corporation(b)	371,852
636	Koninklijke Philips N.V. (b)	13,747
1,151	Medtronic PLC	101,403
1,001	Siemens Healthineers A.G. (b)	56,648
381	Thermo Fisher Scientific, Inc.	198,787
		1,113,579
	METALS & MINING - 0.2%
3,953	BHP Group Ltd. (b)	118,452
153	Franco-Nevada Corporation	21,818
4,743	Glencore PLC(b)	26,774
379	Pan American Silver Corporation	5,526
1,278	Rio Tinto PLC(b)	80,915
64	Royal Gold, Inc.	7,346

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 13.0% (Continued)
	METALS & MINING - 0.2% (Continued)
1,024	Wesdome Gold Mines Ltd.(a) (b)	$5,334
3,736	Wheaton Precious Metals Corporation	161,469
22,268	Zijin Mining Group Company Ltd. (b)	32,680
		460,314
	MULTI ASSET CLASS OWNERS & DEVELOPERS - 0.0%(c)
792	Segro PLC(b)	7,210

	OIL & GAS PRODUCERS - 0.4%
611	Aker BP ASA(b)	14,334
9,890	BP PLC(b)	57,568
3,386	Comstock Resources, Inc.	39,278
62,362	Cosan S.A. (b)	232,986
4,847	Devon Energy Corporation	234,303
620	Freehold Royalties Ltd. (b)	6,290
3,394	PrairieSky Royalty Ltd. (b)	59,337
1,876	Sitio Royalties Corporation, Class A	49,283
376	Talos Energy, Inc.(a)	5,215
27,602	Tellurian, Inc.(a)	38,919
5,151	Williams Companies, Inc. (The)	168,077
		905,590
	OIL & GAS SERVICES & EQUIPMENT - 0.0%(c)
458	Liberty Oilfield Services, Inc., Class A	6,123
578	NOW, Inc.(a)	5,988
702	ProPetro Holding Corporation(a)	5,784
5,670	RPC, Inc.	40,542
		58,437
	PUBLISHING & BROADCASTING - 0.0%(c)
667	Future PLC(b)	5,718
373	Schibsted ASA(b)	6,542
		12,260
	REAL ESTATE OWNERS & DEVELOPERS - 0.0%(c)
17,172	Longfor Group Holdings Ltd. (b)	41,725
4,609	Mirvac Group(b)	6,938

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 13.0% (Continued)
	REAL ESTATE OWNERS & DEVELOPERS - 0.0%(c) (Continued)
57	PSP Swiss Property A.G. (b)	$6,362
934	Shurgard Self Storage Ltd.	42,633
		97,658
	REAL ESTATE SERVICES - 0.0%(c)
36,087	A-Living Smart City Services Company Ltd. (b)	23,211
234	CBRE Group, Inc., Class A(a)	18,886
500	Hufvudstaden A.B.(b)	5,938
886	Wihlborgs Fastigheter A.B.(b)	6,407
		54,442
	RENEWABLE ENERGY - 0.0%(c)
1,002	Canadian Solar, Inc.(a)	38,767
189	Corp ACCIONA Energias Renovables S.A. (b)	6,315
80	Enphase Energy, Inc.(a)	13,398
94	Landis+Gyr Group A.G.(b)	8,066
670	Nordex S.E.(a) (b)	8,134
765	Vestas Wind Systems A/S(a),(b)	20,346
		95,026
	RESIDENTIAL REIT - 0.0%(c)
110	AvalonBay Communities, Inc.	20,820
297	Equity Residential	19,593
44	Essex Property Trust, Inc.	10,309
504	Invitation Homes, Inc.	17,338
612	UNITE Group plc (The)	6,762
		74,822
	RETAIL - CONSUMER STAPLES - 0.0%(c)
7,018	Europris ASA(b)	46,815
41	Five Below, Inc.(a)	8,058
486	Tokmanni Group Corporation(b)	6,343
		61,216
	RETAIL - DISCRETIONARY - 0.3%
17,251	ANTA Sports Products Ltd.(b)	176,229
95	Brunello Cucinelli SpA(b)	8,356
57	Dick’s Sporting Goods, Inc.	7,535
647	Grafton Group PLC(b)	6,423

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 13.0% (Continued)
	RETAIL - DISCRETIONARY - 0.3% (Continued)
3,780	JD Sports Fashion PLC(b)	$7,009
17,829	Li Ning Company Ltd. (b)	95,902
4,096	Localiza Rent a Car S.A. (b)	58,585
56	Lululemon Athletica, Inc.(a)	21,196
867	Moncler SpA(b)	59,926
13,906	Pets at Home Group PLC	66,508
912	TJX Companies, Inc. (The)	77,328
		584,997
	SELF-STORAGE REIT - 0.0%(c)
58	Life Storage, Inc.	7,712

	SEMICONDUCTORS - 1.0%
894	Advanced Micro Devices, Inc.(a)	101,836
259	Analog Devices, Inc.	50,456
446	Applied Materials, Inc.	64,465
208	ASML Holding N.V.(b)	150,485
209	Broadcom, Inc.	181,292
2,440	Infineon Technologies A.G.(b)	100,606
94	KLA Corporation	45,592
88	Lam Research Corporation	56,572
738	Microchip Technology, Inc.	66,117
615	Micron Technology, Inc.	38,813
1,337	NVIDIA Corporation	565,577
6,215	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	627,218
498	Texas Instruments, Inc.	89,650
201	Tokyo Electron Ltd.(b)	28,643
		2,167,322
	SOFTWARE - 0.9%
759	Adobe, Inc.(a)	371,143
706	Intuit, Inc.	323,482
10,406	Kahoot! ASA(a) (b)	28,387
1,825	Microsoft Corporation	621,485
1,714	Okta, Inc.(a)	118,866
1,158	Palo Alto Networks, Inc.(a)	295,881

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 13.0% (Continued)
	SOFTWARE - 0.9% (Continued)
503	ServiceNow, Inc.(a)	$282,671
118	SimCorp A/S(b)	12,504
430	Workday, Inc., Class A(a)	97,133
		2,151,552
	SPECIALTY FINANCE - 0.0%(c)
192	Fidelity National Financial, Inc.	6,912

	SPECIALTY REIT - 0.0%(c)
265	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	6,625

	STEEL - 0.1%
213,027	Angang Steel Company Ltd. (b)	55,731
234	APERAM S.A. (b)	7,298
892	ArcelorMittal S.A. (b)	24,266
585	BlueScope Steel Ltd. (b)	8,007
9,377	Outokumpu OYJ(b)	50,159
		145,461
	TECHNOLOGY HARDWARE - 0.3%
3,327	Apple, Inc.	645,339
4,207	Juniper Networks, Inc.	131,805
1,947	Spirent Communications PLC(b)	4,045
		781,189
	TECHNOLOGY SERVICES - 1.2%
29	Adyen N.V.(a),(b)	50,184
48	Amdocs Ltd.	4,745
896	Automatic Data Processing, Inc.	196,932
80	Booz Allen Hamilton Holding Corporation	8,928
127	Broadridge Financial Solutions, Inc.	21,035
144	Capgemini S.E.(b)	27,271
282	Computacenter PLC(b)	8,201
782	Experian PLC(b)	29,972
2,062	Fiserv, Inc.(a)	260,121
761	FleetCor Technologies, Inc.(a)	191,072
1,052	Mastercard, Inc., Class A	413,752

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 13.0% (Continued)
	TECHNOLOGY SERVICES - 1.2% (Continued)
171	Moody’s Corporation	$59,460
74	MSCI, Inc.	34,727
579	PayPal Holdings, Inc.(a)	38,637
1,750	QinetiQ Group PLC(b)	7,863
305	S&P Global, Inc.	122,271
3,251	Softcat PLC(b)	58,461
3,576	Visa, Inc., Class A	849,229
988	WEX, Inc.(a)	179,885
21,307	Wise PLC(a) (b)	177,831
		2,740,577
	TELECOMMUNICATIONS - 0.3%
3,343	AT&T, Inc.	53,321
12,594	KDDI Corporation(b)	388,442
315	Quebecor, Inc., Class B(b)	7,764
285	T-Mobile US, Inc.(a)	39,587
2,320	United Internet A.G. (b)	32,658
1,932	Verizon Communications, Inc.	71,851
		593,623
	TIMBER REIT - 0.0%(c)
588	Weyerhaeuser Company	19,704

	TRANSPORTATION & LOGISTICS - 0.9%
4	AP Moller - Maersk A/S - Series A(b)	6,965
769	Ardmore Shipping Corporation	9,497
112	Canadian Pacific Kansas City Ltd.	9,046
678	Canadian Pacific Kansas City Ltd. (b)	54,763
180	Clarkson PLC(b)	6,766
250,608	COSCO SHIPPING Energy Transportation Company Ltd., H Shares(a) (b)	251,374
1,729	CSX Corporation	58,959
7,815	DHL Group.(b)	381,454
7,993	DHT Holdings, Inc.	68,180
4,352	Euronav N.V. (b)	66,237
1,858	Expeditors International of Washington, Inc.	225,059
5,242	Frontline PLC	76,166

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 13.0% (Continued)
	TRANSPORTATION & LOGISTICS - 0.9% (Continued)
376	Hapag-Lloyd A.G. (b)	$76,275
1,696	International Seaways, Inc.	64,855
292	Mitsui OSK Lines Ltd.(b)	6,995
8,536	Nippon Yusen KK(b)	188,733
564	Scorpio Tankers, Inc.	26,638
269	Stolt-Nielsen Ltd.(b)	6,842
1,703	Teekay Tankers Ltd., Class A	65,106
66	TFI International, Inc. (b)	7,520
514	Union Pacific Corporation	105,175
4,442	West Japan Railway Company(b)	184,420
		1,947,025
	WHOLESALE - CONSUMER STAPLES - 0.2%
531	Archer-Daniels-Midland Company	40,122
9,578	ITOCHU Corporation(b)	377,539
		417,661
	WHOLESALE - DISCRETIONARY - 0.0%(c)
202	Toyota Tsusho Corporation(b)	9,995

	TOTAL COMMON STOCKS (Cost $27,177,005)	29,503,294

	PREFERRED STOCKS — 0.0%(c)
	MACHINERY — 0.0%(c)
241	Jungheinrich A.G., 0.00%(b) (Cost $8,601)	8,820

Contracts		Broker/ Counterparty	Expiration Date	Exercise Price	Notional Value
	SWAP OPTIONS PURCHASED(a) - 0.2%
	PUT OPTIONS PURCHASED(a) - 0.2%
25,000	USDNOK CHFNOK Correlation (Cost $556,035)	MS	10/18/2023	$100.00	$556,035	395,858

	CORRELATION OPTIONS PURCHASED(a) - 1.5%
	PUT OPTIONS PURCHASED(a) - 1.5%
23,000	CADSEK USDSEK Correlation	CIT	12/13/2023	100.00	469,200	415,311
23,000	EURBRL GBPBRL Correlation	CIT	11/23/2023	100.00	239,893	278,494
25,000	EURHUF GBPHUF Correlation	MS	10/30/2023	100.00	380,165	467,784

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Contracts		Broker/ Counterparty	Expiration Date	Exercise rice	Notional Value	Fair Value
	CORRELATION OPTIONS PURCHASED(i) – 1.5%
	PUT OPTIONS PURCHASED(a) - 1.5% (Continued)
27,000	EURHUF USDHUF Correlation	MS	07/13/2023	$100.00	$383,279	$266,945
25,000	USDBRL CADBRL Correlation	MS	10/24/2023	100.00	241,313	310,432
42,000	USDBRL CHFBRL Correlation	MS	10/05/2023	100.00	488,880	745,637
27,000	USDSEK CADSEK Correlation	MS	08/10/2023	100.00	546,804	479,546
23,000	USDSEK CHFSEK Correlation	MS	12/21/2023	100.00	588,598	550,059
	TOTAL CORRELATION OPTIONS PURCHASED (Cost - $3,338,132)					3,514,208

	OTC DUAL BINARY OPTIONS PURCHASED(a) - 0.3%
	PUT OPTIONS PURCHASED(a) (j) - 0.3%
116,070,000	CNHJPY < 18.9983 and USDJPY > 135.56	MS	08/23/2023		35,595	49,400
453,000	DEDZ4 > 152 and SX5E < 5375	MS	12/20/2024		91,420	146,366
4,460,000	GBP Vanilla Basket 0.965 USD CHF JPY	MS	09/15/2023		28,831	6,870
310,000	GBPUSD <1.2042 and BPSWS2 <4.389%	CIT	11/17/2023		50,095	19,949
176,000	GBPUSD > 1.2921 and USDJPY > 142.495	JPM	08/17/2023		12,144	21,587
887,000	SPX < 3907.35 and XAU > 2104.10	CIT	11/17/2023		94,909	12,029
551,000	SPX < 3913.43 and XAU > 2105.04	MS	11/17/2023		58,406	7,363
660,000	SPX < 3861.57 and US2YRSOFR [4.5 - 5.5]	GS	09/15/2023		79,200	8,288
679,000	SPX < 3866.22 and US1YRSOFR > 4.52%	GS	12/15/2023		61,110	33,574
921,000	SPX < 3893.10 and US1YRSOFR > 4.823%	GS	12/15/2023		75,522	37,331
991,000	SPX < 3900 and US1YRSOFR > 4%	MS	09/15/2023		142,109	35,921
679,000	SPX < 3948.48 and US1YRSOFR > 4.02%	GS	12/15/2023		101,850	48,581
1,025,000	SPX < 3955 and US1YRSOFR [4.4 - 5.5]	CIT	12/15/2023		82,000	40,008
569,000	SPX < 3963.40 and US1YRSOFR > 4.580%	CIT	11/17/2023		43,813	31,316
555,000	SPX < 3978.21 and CADUSD > 0.7459	MS	08/04/2023		46,065	2,761
1,003,000	SPX < 3990.80 and EURUSD > 1.1299	JPM	10/20/2023		76,228	6,710
991,000	SPX < 4000 and US1YRSOFR > 4.25%	MS	12/15/2023		121,794	71,945
845,000	SPX < 4330.95 and CLF4 > 90	MS	12/14/2023		52,812	8,282
563,000	SPX < 4412.47 and COF4 > 90	MS	11/27/2023		46,729	13,384
364,000	UKX > 8475.84 and BPSWS2 < 4.589%	CIT	11/17/2023		48,716	10,377
450,000	USDBRL < 5.1925 and GBPUSD < 1.2012	MS	07/31/2023		29,700	7,057
289,000	USDCNH > 7.1539 and USDBRL < 4.8290	CIT	12/12/2023		28,900	57,645
648,000	USDCNH > 7.1853 and USDJPY < 140.33	CIT	09/11/2023		62,208	91,405
	TOTAL BINARY OPTIONS PURCHASED (Cost - $1,470,156)					768,149

	CURRENCY OPTIONS PURCHASED(a) - 0.1%
	CALL OPTIONS PURCHASED(a) - 0.1%
150,000	EURpHUFc Digi 370(21/12/23) WDKO 380/364(24/07/23)	GS	12/21/2023	370.00	15,738	14,593
9,952,000	EURpUSDc 1.0700 25/07/2023	JPM	07/25/2023	1.07	24,043	13,562
11,071,000	EURpUSDc 1.0800 13/07/2023	JPM	07/13/2023	1.08	28,192	17,404
1,206,000	EURpUSDc Digi 1.0200 03/08/2023	JPM	08/03/2023	1.02	104,898	3,641
8,867,000	GBPpUSDc 1.1900 22/09/2023	JPM	09/22/2023	1.19	69,378	20,576

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Contracts		Broker/ Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	CURRENCY OPTIONS PURCHASED(a) – 1.5%
	CALL OPTIONS PURCHASED(a) - 1.5% (Continued)
8,603,000	GBPpUSDc 1.2650 RKO 1.2300 20/07/2023	JPM	07/20/2023	$1.265	$22,312	$26,969
1,521,000	GBPpUSDc Digi 1.05 15/09/2023	JPM	09/15/2023	1.05	110,264	1,639
248,000	USDpCHFc Digi 0.8400 03/07/2023	JPM	07/03/2023	0.84	18,674	0
12,486,000	USDpINRc 81 13/07/2023	JPM	07/13/2023	81.00	7,866	1,213
4,382,000	USDpINRc 81.84 14/09/2023	JPM	09/14/2023	81.84	21,415	19,673
4,422,000	USDpINRc 82.0865 07/07/2023	JPM	07/07/2023	82.087	7,628	7,157
1,010,000	USDpJPYc Digi 112.50 13/07/2023	JPM	07/13/2023	112.50	114,130	1
677,000	USDpJPYc Digi 120 WKO (02/03) 122 03/07/23	CIT	07/03/2023	120.00	59,915	1
	TOTAL CALL OPTIONS PURCHASED (Cost - $604,453)					126,429

	PUT OPTIONS PURCHASED(a) - 0.0%(c)
9,902,000	EURcGBPp 0.8755	JPM	08/03/2023	0.876	38,840	22,529
41,329,000	EURcGBPp 0.9000	JPM	08/23/2023	0.90	109,700	32,453
11,758,000	USDcCNHp 7.35 (28/09/23) WDKO 7.135/7.425	MS	09/28/2023	7.35	22,458	19,006
4,382,000	USDcINRp 83.12	JPM	09/14/2023	83.12	19,844	14,813
4,422,000	USDcINRp 83.2310	JPM	07/07/2023	83.231	4,698	117
	TOTAL PUT OPTIONS PURCHASED (Cost - $195,540)					88,918

	TOTAL CURRENCY OPTIONS PURCHASED (Cost - $799,993)					215,347

	INDEX OPTIONS PURCHASED(a) - 0.1% (d)
	CALL OPTIONS PURCHASED(a) - 0.1%
30	EURO STOXX 50(g)	MS	07/21/2023	4,325.00	1,319,727	33,621
61	EURO STOXX 50(g)	MS	07/21/2023	4,375.00	2,683,445	43,201
30	EURO STOXX 50(g)	MS	07/21/2023	4,400.00	1,319,727	15,943
32	EURO STOXX 50(g)	MS	07/21/2023	4,425.00	1,407,709	12,222
32	EURO STOXX 50(g)	MS	07/21/2023	4,450.00	1,407,709	8,416
30	EURO STOXX 50(g)	MS	07/21/2023	4,475.00	1,319,727	5,205
32	EURO STOXX 50(g)	MS	07/21/2023	4,500.00	1,407,709	3,492
15	FTSE 100 Index(g)	MS	07/21/2023	7,650.00	1,129,730	4,477
15	FTSE 100 Index(g)	MS	07/21/2023	7,700.00	1,129,730	2,572
15	FTSE 100 Index(g)	MS	07/21/2023	7,750.00	1,129,730	1,429
15	FTSE 100 Index(g)	MS	07/21/2023	7,825.00	1,129,730	667
194	FTSE 100 Index(g)	MS	12/15/2023	8,000.00	14,611,168	147,822
	TOTAL CALL OPTIONS PURCHASED (Cost - $565,489)					279,067

	PUT OPTIONS PURCHASED(a) - 0.0%(c)
30	EURO STOXX 50(g)	MS	07/21/2023	4,050.00	1,319,727	1,113
61	EURO STOXX 50(g)	MS	07/21/2023	4,150.00	2,683,445	3,728
61	EURO STOXX 50(g)	MS	07/21/2023	4,225.00	2,683,445	6,057
30	EURO STOXX 50(g)	MS	07/21/2023	4,275.00	1,319,727	4,321
32	EURO STOXX 50(g)	MS	07/21/2023	4,300.00	1,407,709	5,657
32	EURO STOXX 50(g)	MS	07/21/2023	4,350.00	1,407,709	8,904

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Contracts(d)(e)		Broker/ Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	INDEX OPTIONS PURCHASED(a) - 0.5%
	PUT OPTIONS PURCHASED(a) - 0.0%(c) (Continued)
15	FTSE 100 Index(g)	MS	07/21/2023	$7,300.00	$1,129,730	$2,286
15	FTSE 100 Index(g)	MS	07/21/2023	7,450.00	1,129,730	5,905
15	FTSE 100 Index(g)	MS	07/21/2023	7,525.00	1,129,730	10,001
15	FTSE 100 Index(g)	MS	07/21/2023	7,600.00	1,129,730	17,049
	TOTAL PUT OPTIONS PURCHASED (Cost - $142,478)					65,021
	TOTAL INDEX OPTIONS PURCHASED (Cost - $707,967)					344,088

	FUTURE OPTIONS PURCHASED(a) - 0.5%
	CALL OPTIONS PURCHASED(a) - 0.4%
164	3 Month SOFR	MS	09/15/2023	95.31	38,786,000	18,450
29	AUDUSD Euro 9am	MS	07/07/2023	68.50	1,933,430	7
29	AUDUSD Euro 9am	MS	07/07/2023	69.00	1,933,430	4
29	AUDUSD Euro 9am	MS	07/07/2023	69.50	1,933,430	3
29	AUDUSD Euro 9am	MS	07/07/2023	70.00	1,933,430	3
59	CRUDE OIL(g)	MS	10/26/2023	100.00	4,176,020	24,190
73	CRUDE OIL(g)	MS	10/26/2023	80.00	5,166,940	245,279
10	Euro	MS	07/07/2023	1.085	1,364,813	13,750
10	Euro	MS	07/07/2023	1.09	1,364,813	8,750
10	Euro	MS	07/07/2023	1.10	1,364,813	2,250
10	Euro	MS	07/07/2023	1.11	1,364,813	313
8	Gold Futures(g)	MS	07/26/2023	1,935.00	1,543,520	15,440
8	Gold Futures(g)	MS	07/26/2023	1,955.00	1,543,520	9,520
8	Gold Futures(g)	MS	07/26/2023	1,975.00	1,543,520	5,600
8	Gold Futures(g)	MS	07/26/2023	2,005.00	1,543,520	2,400
44	S&P500 EMINI	MS	07/31/2023	4,460.00	9,874,150	155,649
75	SX5E DIVIDEND	MS	12/15/2023	120.00	1,071,750	184,062
49	SX5E DIVIDEND	MS	12/20/2024	1351.00	696,780	62,079
115	SX5E DIVIDEND	MS	12/20/2024	150.00	1,635,300	28,612
32	Wheat Future(g)	MS	08/25/2023	690.00	1,041,600	33,200
32	Wheat Future(g)	MS	08/25/2023	730.00	1,041,600	19,600
32	Wheat Future(g)	MS	08/25/2023	800.00	1,041,600	8,800
	TOTAL CALL OPTIONS PURCHASED (Cost - $1,019,049)					837,961

	PUT OPTIONS PURCHASED(a) - 0.0%(c)
164	3 Month SOFR	MS	09/15/2023	94.438	38,786,000	14,350
29	AUDUSD Euro	MS	07/07/2023	66.50	1,933,430	73
29	AUDUSD Euro	MS	07/07/2023	67.00	1,933,430	142
29	AUDUSD Euro	MS	07/07/2023	67.50	1,933,430	241
29	AUDUSD Euro	MS	07/07/2023	68.00	1,933,430	368
10	Euro Curr	MS	07/07/2023	1.055	1,364,813	63
10	Euro Curr	MS	07/07/2023	1.065	1,364,813	63
10	Euro Curr	MS	07/07/2023	1.07	1,364,813	63
10	Euro Curr	MS	07/07/2023	1.08	1,364,813	313
8	Gold Futures(g)	MS	07/26/2023	1,855.00	1,543,520	2,160
8	Gold Futures(g)	MS	07/26/2023	1,885.00	1,543,520	5,280

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Contracts(e)		Broker/ Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	FUTURE OPTIONS PURCHASED(a) - 0.5%
	PUT OPTIONS PURCHASED(a) - 0.0%(c)
8	Gold Futures(g)	MS	07/26/2023	$1,905.00	$1,543,520	$9,360
8	Gold Futures(g)	MS	07/26/2023	1,920.00	1,543,520	13,920
41	S&P500 EMINI	MS	06/30/2023	4,180.00	9,200,913	103
50	S&P500 EMINI	MS	06/30/2023	4,330.00	11,220,625	125
32	Wheat Future(g)	MS	08/25/2023	590.00	1,041,600	16,600
32	Wheat Future(g)	MS	08/25/2023	630.00	1,041,600	38,400
32	Wheat Future(g)	MS	08/25/2023	665.00	1,041,600	68,200
	TOTAL PUT OPTIONS PURCHASED (Cost - $261,918)					169,824
	TOTAL FUTURE OPTIONS PURCHASED (Cost - $1,280,967)					1,007,785

Principal				Effective Yield
Amount ($)				(%)	Maturity
	SHORT-TERM INVESTMENTS — 58.0%
	U.S. TREASURY BILLS — 58.0%
10,200,000	United States Treasury Bill			4.33%	07/20/23	10,175,869
10,200,000	United States Treasury Bill			4.85%	08/10/23	10,144,767
13,000,000	United States Treasury Bill			4.94%	08/17/23	12,916,060
12,100,000	United States Treasury Bill			5.00%	08/24/23	12,009,451
9,600,000	United States Treasury Bill			5.02%	08/31/23	9,518,769
12,400,000	United States Treasury Bill			5.05%	09/07/23	12,282,824
16,300,000	United States Treasury Bill			5.16%	10/05/23	16,079,532
8,500,000	United States Treasury Bill			5.16%	10/10/23	8,378,999
6,500,000	United States Treasury Bill			5.22%	10/19/23	6,398,503
11,650,000	United States Treasury Bill			5.24%	10/24/23	11,459,252
11,600,000	United States Treasury Bill			5.25%	11/02/23	11,395,189
11,150,000	United States Treasury Bill			5.25%	11/09/23	10,942,078
	TOTAL SHORT-TERM INVESTMENTS (Cost $131,704,818)					131,701,293

	TOTAL INVESTMENTS - 73.7% (Cost $167,043,674)					$167,458,842
	CALL OPTIONS WRITTEN – (0.2)% (Premiums Received - $463,741)					(460,904)
	PUT OPTIONS WRITTEN - (0.2)% (Premiums Received - $630,819)					(396,890)
	OTHER ASSETS IN EXCESS OF LIABILITIES- 26.6%					60,522,461
	NET ASSETS - 100.0%					$227,123,509

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Contracts(e)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN FUTURE OPTIONS(a) - 0.2% (g)
	CALL OPTIONS WRITTEN(a)- 0.2%(g)
19	Natural Gas EURO(g)	MS	07/26/2023	$2.55	$531,620	$61,180
19	Natural Gas EURO(g)	MS	07/26/2023	2.70	531,620	42,636
19	Natural Gas EURO(g)	MS	07/26/2023	2.85	531,620	28,291
19	Natural Gas EURO(g)	MS	07/26/2023	3.15	531,620	11,286
66	S&P500 EMINI	MS	07/31/2023	4,530.00	14,811,225	111,375
77	SX5E DIVIDEND	MS	12/15/2023	130.00	1,100,330	106,711
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $132,971)					361,479

	PUT OPTIONS WRITTEN(a) - 0.0%(g)
19	Natural Gas EURO(g)	MS	07/26/2023	2.30	531,620	1,197
19	Natural Gas EURO(g)	MS	07/26/2023	2.40	531,620	2,546
19	Natural Gas EURO(g)	MS	07/26/2023	1.95	531,620	4,997
19	Natural Gas EURO(g)	MS	07/26/2023	2.15	531,620	7,771
41	S&P500 EMINI	MS	06/30/2023	4,050.00	9,200,913	102
49	SX5E DIVIDEND	MS	12/20/2024	90.00	696,780	4,598
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $119,021)					21,211

	TOTAL FUTURE OPTIONS WRITTEN (Premiums Received - $251,992)					382,690

	WRITTEN INDEX OPTIONS(a) - (0.2)%
	CALL OPTIONS WRITTEN(a)- 0.0%(g)
970	Chicago Board Options Exchange VIX US(h)	MS	07/19/2023	18.00	1,318,230	39,770
970	Chicago Board Options Exchange VIX US(h)	MS	07/19/2023	20.00	1,318,230	27,645
970	Chicago Board Options Exchange VIX US(h)	MS	07/19/2023	22.00	1,318,230	20,370
970	Chicago Board Options Exchange VIX US(h)	MS	07/19/2023	27.00	1,318,230	11,640
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $330,770)					99,425

	PUT OPTIONS WRITTEN(a) - (0.2)%
970	Chicago Board Options Exchange VIX US(h)	MS	07/19/2023	14.00	1,318,230	38,800
970	Chicago Board Options Exchange VIX US(h)	MS	07/19/2023	15.00	1,318,230	94,090
970	Chicago Board Options Exchange VIX US(h)	MS	07/19/2023	16.00	1,318,230	167,811
144	FTSE 100 Index UKX(d)(g)	MS	12/15/2023	6,500.00	10,845,403	74,978
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $511,798)					375,679

	TOTAL INDEX OPTIONS WRITTEN (Premiums Received - $842,568)					475,104

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

OPEN FUTURES CONTRACTS
				Value and Unrealized
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(h)	Appreciation (Depreciation)
12	Carbon Emissions Future(g)	12/18/2023	$1,166,478	$5,281
56	CBOE Volatility Index Future	07/19/2023	840,616	(74,234)
58	CBOT 10 Year US Treasury Note	09/20/2023	6,511,405	(46,575)
10	CBOT Corn Future(g)	09/14/2023	244,250	(31,488)
2	CBOT Soybean Future(g)	11/14/2023	134,325	3,962
4	CBOT Soybean Meal Future(g)	12/14/2023	158,920	7,800
2	CBOT Wheat Future(g)	09/14/2023	65,100	(3,100)
151	CME Australian Dollar Currency Future	09/18/2023	10,083,780	27,834
75	CME E-Mini Standard & Poor’s 500 Index Futures	09/15/2023	16,830,939	361,464
10	CME Feeder Cattle Future(g)	08/31/2023	1,237,875	78,875
129	CME Japanese Yen Currency Future	09/18/2023	11,307,656	(184,970)
24	CME Live Cattle Future(g)	08/31/2023	1,700,880	129,027
73	CME Mexican Peso Currency Future	09/18/2023	2,098,020	14,971
26	CME Swedish Krona Currency Future	09/18/2023	4,837,560	(29,122)
3	CME Swiss Franc Currency Future	09/18/2023	422,381	(2,297)
67	COMEX Gold 100 Troy Ounces Future(g)	08/29/2023	12,926,980	(94,550)
24	COMEX Silver Future(g)	09/27/2023	2,762,400	(14,375)
1	E-mini Dow Jones Industrial Average Index Futures	09/15/2023	173,215	2,350
183	Eurex 10 Year Euro BUND Future	09/07/2023	26,707,136	(188,336)
39	Eurex Dow Jones EURO STOXX 50 Dividend Future	12/15/2023	608,151	76,734
116	Eurex EURO STOXX 50 Future	09/15/2023	5,603,797	106,152
15	Euronext CAC 40 Index Future	07/21/2023	1,212,980	21,066
7	Euronext Milling Wheat Future(g)	09/11/2023	88,130	(507)
9	French Government Bond Futures	09/07/2023	1,261,021	(7,942)
74	FTSE 100 Index Future	09/15/2023	7,087,247	(2,811)
4	FTSE/MIB Index Future	09/15/2023	619,009	14,197
6	HKG Hang Seng China Enterprises Index Future	07/28/2023	243,223	(1,392)
3	ICE Brent Crude Oil Future(g)	09/30/2023	226,230	3,530
25	ICE Brent Crude Oil Future(g)	12/31/2023	1,872,750	(146,730)
18	ICE Brent Crude Oil Future(g)	12/31/2024	1,299,240	20,190
5	ICE Gas Oil Future(g)	08/10/2023	351,250	3,100
2	KCBT Hard Red Winter Wheat Future(g)	09/14/2023	80,000	175
12	KFE KOSPI 200 Index Future	09/14/2023	775,526	(12,138)
11	LME Lead Future(g)	08/14/2023	577,913	11,622
1	LME Nickel Future(g)	08/14/2023	122,682	(354)
57	Long Gilt Future	09/27/2023	6,898,518	(60,956)
7	MEFF Madrid IBEX 35 Index Future	07/21/2023	729,485	17,418
1	MGE Red Wheat Future(g)	09/14/2023	40,850	(750)
7	Mini-DAX Futures	09/15/2023	621,475	(2,175)
17	Montreal Exchange 10 Year Canadian Bond Future	09/20/2023	1,572,403	(709)
2	Montreal Exchange S&P/TSX 60 Index Future	09/14/2023	367,954	4,541
2	NYBOT CSC C Coffee Future(g)	09/19/2023	119,250	(10,369)
43	NYBOT CSC Cocoa Future(g)	09/14/2023	1,441,790	118,010
13	NYBOT CSC Number 11 World Sugar Future(g)	09/29/2023	331,822	(24,932)
3	NYBOT CTN Number 2 Cotton Future(g)	12/06/2023	120,555	1,845
21	NYMEX Henry Hub Natural Gas Futures(g)	07/27/2023	587,580	(7,002)
2	NYMEX Light Sweet Crude Oil Future(g)	07/20/2023	141,280	1,690
4	NYMEX NY Harbor ULSD Futures(g)	07/31/2023	411,197	8,561

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

OPEN FUTURES CONTRACTS (Continued)
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(f)	Value and Unrealized Appreciation (Depreciation)
3	NYMEX Palladium Future(g)	09/27/2023	366,600	$(65,385)
28	NYMEX Platinum Future(g)	10/27/2023	1,278,480	(42,367)
6	NYMEX Reformulated Gasoline Blendstock for Oxygen(g)	07/31/2023	641,315	21,017
30	OML Stockholm OMXS30 Index Future	07/21/2023	644,256	(761)
95	OSE Nikkei 225 mini Future	09/07/2023	2,184,097	60,692
20	Robusta Coffee Future 10-Tonne(g)	09/25/2023	498,200	(19,430)
34	S&P 500 Annual Dividend Index Future	12/15/2023	588,625	34,425
31	S&P 500 Annual Dividend Index Future	12/20/2024	532,813	27,513
3	SAFEX FTSE/JSE Top 40 Index Future	09/21/2023	113,211	(1,877)
1	SFE 10 Year Australian Bond Future	09/15/2023	63,927	(239)
5	SFE S&P ASX Share Price Index 200 Future	09/21/2023	596,194	4,633
42	SGX Asiaclear TSI Iron Ore CFR China 62% FE Fines Index(g)	08/31/2023	458,094	(8,741)
33	UK Emissions Allowances Futures(g)	12/18/2023	2,258,867	(628,338)
28	WCE Canola Future(g)	11/14/2023	311,297	23,899
13	White Sugar Future(g)	08/14/2023	411,710	(11,753)
	TOTAL LONG FUTURES CONTRACTS			$(514,131)

OPEN FUTURES CONTRACTS
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(f)	Value and Unrealized Appreciation (Depreciation)
46	CBOE Volatility Index Future	08/16/2023	$754,414	$61,726
63	CBOT 2 Year US Treasury Note Future	09/29/2023	12,810,659	78,372
1	CBOT 5 Year US Treasury Note	09/29/2023	107,094	898
167	CME British Pound Currency Future	09/18/2023	13,254,581	(45,578)
85	CME Canadian Dollar Currency Future	09/19/2023	6,428,550	(7,937)
3	CME E-Mini NASDAQ 100 Index Future	09/15/2023	920,220	690
99	CME Euro Foreign Exchange Currency Future	09/18/2023	13,554,337	(19,117)
7	CME Lean Hogs Future(g)	08/14/2023	259,280	(17,010)
45	CME New Zealand Dollar Currency Future	09/18/2023	2,761,425	6,535
16	COMEX Copper Future(g)	09/27/2023	1,503,801	14,886
10	Eurex 2 Year Euro SCHATZ Future	09/07/2023	1,144,151	3,340
131	Eurex Dow Jones EURO STOXX 50 Dividend Future	12/20/2024	2,035,618	(127,360)
81	Euro-BTP Italian Bond Futures	09/07/2023	10,262,887	9,558
1	EUX Short term Euro-BTP Futures	09/07/2023	114,197	174
105	Financial Times Stock	09/15/2023	4,924,971	122,783
64	FVSA index - Mini-Futures on VSTOXX	07/19/2023	104,059	10,816
241	FVSA index - Mini-Futures on VSTOXX	08/16/2023	424,722	23,159
4	ICE US MSCI Emerging Markets EM Index Futures	09/15/2023	199,580	(1,385)
2	KFE 10 Year Treasury Bond Future	09/19/2023	168,482	(203)
13	KFE 3 Year Treasury Bond Future	09/19/2023	1,023,778	1,954
1	LME Copper Future(g)	08/14/2023	208,050	700
1	LME Primary Aluminum Future(g)	08/14/2023	53,369	180
1	LME Zinc Future(g)	08/14/2023	59,731	(1,088)
69	MSCI World Index Futures USD NTR	09/15/2023	6,409,410	(56,310)
230	SFE 3 Year Australian Bond Future	09/15/2023	14,707,806	68,630
2	SGX MSCI Singapore Index Future	07/28/2023	42,725	(66)

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

OPEN FUTURES CONTRACTS (Continued)
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(f)	Value and Unrealized Appreciation (Depreciation)
7	TSE Japanese 10 Year Bond Futures	09/12/2023	$7,207,316	$(21,489)
5	TTF Natural Gas Base Load Monthly Futures(g)	07/28/2023	150,615	(9,633)
1	Ultra 10-Year US Treasury Note Futures	09/20/2023	118,438	(32)

	TOTAL SHORT FUTURES CONTRACTS			$97,193

	TOTAL OPEN FUTURES CONTRACTS			$(416,938)

(a)	Non-income producing security.

(b)	Foreign issued security.

(c)	Percentage rounds to less than 0.1%.

(d)	Each option contract allows the holder of the option to purchase or sell 10 shares of the underlying index.

(e)	Each futures option contract is equivalent to one futures contract.

(f)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(g)	All or a portion of this investment is a holding of the Fulcrum Absolute Return Fund CFC.

(h)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying index.

(i)	Correlation swap option – Option gives the right to the Fund to short correlation swap.

(j)	Binary option – Payoff is either notional amount or option expires worthless. In the case of a dual or triple binary option, the option only pays if all terms are met at maturity.

ADR	- American Depositary Receipt

A/S	- Anonim Sirketi

LTD	- Limited Company

MSCI	- Morgan Stanley Capital International

NV	- Naamioze Vennootschap

OYJ	- Julkinen osakeyhtiö

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

BAR	Barclays

CIT	Citibank

GS	Goldman Sachs

JPM	JP Morgan

MS	Morgan Stanley

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

OPEN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	Fair Value	Appreciation/(Depreciation)
To Buy:
Euro	07/03/2023	JPM	25,939	$28,306	$68
Czech Koruna	07/31/2023	JPM	12,632,390	579,183	(7,818)
Hungarian Forints	07/31/2023	JPM	688,327,322	2,000,052	(21,896)
Mexican Peso	07/31/2023	JPM	51,526,787	2,993,449	(6,550)
New Zealand Dollar	07/31/2023	JPM	20,536	12,603	82
Norwegian Krone	07/31/2023	JPM	1,044,294	97,394	259
Polish Zloty	07/31/2023	JPM	4,848,423	1,190,989	(2,817)
Singapore Dollar	07/31/2023	JPM	5,911,526	4,375,479	(9,108)
South African Rand	07/31/2023	JPM	564,956	29,932	(67)
Swedish Krona	07/31/2023	JPM	429,019	39,828	(172)
Swiss Franc	07/31/2023	JPM	17,859	20,013	12
Brazilian Real	09/20/2023	JPM	45,310,552	9,330,012	149,554
Chilean Peso	09/20/2023	JPM	1,221,001,343	1,507,461	5,985
Indian Rupee	09/20/2023	JPM	401,882,113	4,882,810	12,289
Indonesia Rupiah	09/20/2023	JPM	1,841,628,135	122,226	(324)
Philippine Peso	09/20/2023	JPM	35,162,103	634,853	2,790
South Korean Won	09/20/2023	JPM	13,740,781,108	10,470,807	(270,104)
Taiwanese Dollar	09/20/2023	JPM	10,980,564	353,413	(3,052)
Thailand Baht	09/20/2023	JPM	122,842,751	3,501,944	(27,966)
				$42,170,754	$(178,835)

To Sell:
British Pound	07/31/2023	JPM	35,316	$44,860	$115
CNH	07/31/2023	JPM	37,696,521	5,193,072	37,239
Czech Koruna	07/31/2023	JPM	24,417,176	1,119,505	11,417
Danish Krone	07/31/2023	JPM	350,902	51,518	166
Euro	07/31/2023	JPM	92,182	100,732	332
Hungarian Forints	07/31/2023	JPM	6,842,340	19,882	118
Mexican Peso	07/31/2023	JPM	73,781,481	4,286,337	6,646
New Zealand Dollar	07/31/2023	JPM	19,119	11,734	58
Norwegian Krone	07/31/2023	JPM	22,041,783	2,055,706	(2,117)
Polish Zloty	07/31/2023	JPM	204,539	50,244	(244)
Singapore Dollar	07/31/2023	JPM	310,630	229,915	84
South African Rand	07/31/2023	JPM	36,301,832	1,923,346	27,402
Swedish Krona	07/31/2023	JPM	31,282,456	2,904,101	17,152
Swiss Franc	07/31/2023	JPM	667,333	747,789	725
Brazilian Real	09/20/2023	JPM	38,722,726	7,973,496	(2,945)
Chilean Peso	09/20/2023	JPM	165,619,485	204,476	614
Egyptian Pound	09/20/2023	JPM	27,594,830	893,167	(51,088)
Indian Rupee	09/20/2023	JPM	95,992,556	1,166,297	(82)
Indonesia Rupiah	09/20/2023	JPM	42,331,191,226	2,809,437	31,786
Philippine Peso	09/20/2023	JPM	24,097,430	435,080	(5,080)
South Korean Won	09/20/2023	JPM	12,366,241,981	9,423,374	200,578
Taiwanese Dollar	09/20/2023	JPM	144,706,708	4,657,437	59,993
Thailand Baht	09/20/2023	JPM	38,272,343	1,091,051	14,950
				$47,392,556	$347,819
Total					$168,984

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

CREDIT DEFAULT SWAP AGREEMENTS
						Amortized Upfront	Unrealized
Description	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Notional Value	Fair Value	Payments Paid	Appreciation
CDX.NA.IG SERIES 40^	JPM	1.00%	6/20/2028	$(2,600,000)	$40,067	$28,890	$11,177
ITRAXX EUROPE SERIES 39+	JPM	1.00%	6/20/2028	(2,400,000)	31,677	7,554	24,123
TOTAL							$35,300

^	Sell Protection.

+	Buy Protection.

INTEREST RATE SWAPS^
						Amortized Upfront
						Payments	Unrealized
Rate Paid	Rate Received	Payment Frequency	Maturity Date	Notional Value	Fair Value	Paid/(Received)	Appreciation/(Depreciation)
3.489%	USD - USCPI	Annually	1/14/2024	$(10,352,125)	$339,689	$10,345	$329,344
4.35%	USD - USCPI	Annually	4/5/2024	(5,748,200)	28,033	(326)	28,359
4.413%	USD - USCPI	Annually	4/14/2024	(2,373,600)	5,094	—	5,094
4.44%	USD - USCPI	Annually	5/6/2024	(6,826,900)	(21,682)	(4,288)	(17,394)
4.205%	USD - USCPI	Annually	6/22/2024	(1,133,800)	(9,389)	—	(9,389)
4.19%	USD - USCPI	Annually	6/22/2024	(1,360,600)	(10,863)	—	(10,863)
3.47%	USD - USCPI	Annually	8/2/2024	(16,984,200)	(64,751)	60,525	(125,276)
2.945%	USD - USCPI	Annually	9/23/2024	(3,803,200)	(15,884)	—	(15,884)
BRL-CDI	12.89%	Annually	1/2/2025	68,142,626	405,014	271,629	133,385
3.7877%	USD - SOFR	Annually	6/10/2025	(32,845,600)	154,167	39,710	114,457
0.627%	JPY - TONAR	Annually	9/20/2033	(156,597,200)	(3,526)	59	(3,585)
USD - 7 Day Repo	2.502%	Quarterly	9/20/2028	41,000,000	19,431	(56)	19,487
JPY - TONAR	1.066%	Quarterly	9/20/2063	40,000,000	1,730	5,112	(3,382)
1.065%	JPY - TONAR	Annually	9/20/2053	(58,179,100)	(2,068)	40	(2,108)
USD - 3mo Bills	5.162%	Quarterly	9/20/2025	28,485,900	(60,608)	(377)	(60,231)
4.439%	NZD - BBR	Quarterly	9/20/2033	(1,138,700)	1,836	(105)	1,941
USD - 3m Bills	4.503%	Quarterly	9/20/2028	7,296,700	(22,623)	(85)	(22,538)
3.663%	NOK - 6m NIBOR	Semi-annually	9/20/2033	(13,000,000)	16,727	19,463	(2,736)
PLN - 6m WIBOR	5.129%	Semi-annually	9/20/2033	(1,100,000)	3,012	4,309	(1,297)
PLN - 6m WIBOR	5.234%	Semi-annually	9/20/2026	3,790,000	3,209	3,831	(622)
GBP - SONIA	5.227%	Annually	9/20/2025	47,340,100	(818,484)	9,815	(828,299)
5.35%	CAD - CDOR	Semi-annually	9/20/2024	(15,663,600)	18,887	1,144	17,743
USD - SOFR	4.85%	Annually	9/20/2024	32,355,100	(123,291)	(36,578)	(86,713)
USD - 6m Bills	4.376%	Semi-annually	9/20/2033	1,016,200	(1,384)	(69)	(1,315)
CAD - CDOR	4.7697%	Semi-annually	6/26/2025	7,861,400	(6,091)	—	(6,091)
3.3093%	EUR - EuroSTR	Annually	7/1/2025	(11,747,200)	10,706	1,973	8,733
SEK - STIBOR	3.8972%	Quarterly	9/20/2025	34,657,400	(6,041)	—	(6,041)
8.1105%	MXP - 28 Day TIIE	Monthly	9/20/2028	(52,588,900)	2,463	(368)	2,831
TOTAL							$(542,390)

^	Counterparty is J.P. Morgan Investment Bank.

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

TOTAL RETURN SWAPS*
					Unrealized
Description	Counterparty	Notional Value	Variable Rate	Maturity Date	Appreciation/(Depreciation)
ADNOC Drilling Co.	MS	$60,546	Pay SOFR +1.15%	2/3/2025	$(1,086)
BCIIACTM[1]	Bar	(2,489,846)	Receive SOFR -0.26%	7/14/2023	64,925
BCIICOAL[2]	Bar	(751,600)	Receive SOFR -0.60%	1/29/2024	49,093
BCIICOPP[3]	Bar	(781,482)	Receive SOFR -0.38%	7/12/23	38,101
BCIIDISC[4]	Bar	614,633	Pay SOFR +0.25%	7/7/2023	2,367
BCIIEXCH[5]	Bar	993,788	Pay SOFR +0.30%	1/11/2024	(19,222)
BCIIFEBK[6]	Bar	555,624	Pay SOFR +0.30%	4/11/2024	202
BCIIFFOD[7]	Bar	(1,480,170)	Receive SOFR -0.30%	4/2/2024	28,023
BCIIGASP[8]	Bar	207,387	Pay SOFR +0.40%	7/1/2024	1,801
BCIIPRIV[9]	Bar	1,154,167	Pay SOFR +0.25%	6/6/2024	(17,321)
BCIIREFN[10]	Bar	938,585	Pay SOFR + 0.30%	1/11/2024	13,505
BCIIREST[11]	Bar	958,864	Pay SOFR +0.30%	1/24/2024	7,794
CGFCREIT[12]	Cit	(390,121)	Receive ESTR -0.15%	3/18/2024	24,652
CGNAECOM[13]	Cit	(10,427)	Receive OBFR -4.05%	3/13/2024	13
Gerdau SA	MS	44,634	Pay 1D BRL +1.50%	9/15/2023	(373)
GSGLPHRE[14]	GS	(2,940,705)	Receive SOFR -0.50%	3/19/2026	(67,309)
GSMBATDM[15]	GS	1,789,663	Pay SOFR +0.45%	6/25/2026	29,819
GSMBCONR[16]	GS	1,284,822	Pay SOFR +0.51%	5/8/2026	15,614
GSMBLUXU[17]	GS	2,150,909	Pay SOFR +0.40%	6/25/2026	6,186
GSMBROBO[18]	GS	1,302,617	Pay SOFR + 0.51%	4/30/2026	(4,513)
JBS SA	MS	(175,903)	Receive 1D BRL -4.00%	9/15/2023	834
JPFCITSV[19]	JPM	(1,674,439)	Receive OBFR -0.30%	2/28/2024	(17,462)
JPFUGLBB[20]	JPM	1,054,296	Pay OBFR +0.40%	5/15/2024	(80)
JPFUMEDA[21]	JPM	912,064	Pay OBFR +0.40%	1/10/2024	7,516
JPFUOMED[22]	JPM	(542,131)	Receive OBFR -0.50%	3/13/2024	(2,536)
JPFUREGU[23]	JPM	(997,342)	Receive OBFR -0.35%	2/14/2024	(23,407)
JPFURU1[24]	JPM	—	Pay OBFR + 0.00%	3/14/2033	—
JPFUSHP2[25]	JPM	(833,724)	Receive OBFR -1.47%	7/23/2024	(11,640)
JPFUSOEC[26]	JPM	(1,087,227)	Receive OBFR -0.75%	3/15/2024	17,438
JPTAOBRL[27]	JPM	713,826	Pay 1D BRL +0.0%	7/24/2024	(2,827)
LG Energy Solution Ltd.	MS	36,523	Pay SOFR + 0.75%	11/7/2024	(836)
M8EUSC[28]	JPM	(1,692,145)	Receive ESTR -0.60%	6/7/2024	(8,409)
Morgan Stanley	JPM	(28,320)	Receive OBFR -0.20%	7/16/2024	343
MSFDRUS I Index[29]	MS	36,010,151	N/A	7/3/2024	(214,093)
Pet Center Comercio e Particip.	MS	165,140	Pay 1D BRL +1.50%	9/15/2023	(3,990)
Qatar Gas Transport Co., Ltd.	MS	30,283	Pay SOFR +1.15%	2/3/2025	(868)
Raizen SA	MS	118,547	Pay 1D BRL +1.50%	9/15/2023	2,459
S5CONS[30]	JPM	(377,501)	Receive OBFR – 0.35%	7/16/2024	(1,785)
S5FINL[31]	JPM	(889,962)	Receive OBFR -0.15%	7/17/2024	(15,407)
S5HLTH[32]	JPM	(939,738)	Receive OBFR + 0.00%	7/11/2024	(8,017)
S5MATR[33]	JPM	(557,699)	Receive OBFR -0.35%	7/24/2024	(15,903)
S5REITS[34]	JPM	(2,030,978)	Receive OBFR - 0.20%	7/17/2024	(37,356)
S5UTIL[35]	JPM	(736,712)	Receive OBFR -0.35%	7/17/2024	6,549
Samsung SDI Co., Ltd.	MS	47,018	Pay SOFR + 0.75%	11/7/2024	(1,428)
Sao Matrinho SA	MS	164,209	Pay 1D BRL +1.50%	9/15/2023	(2,284)
SK Innovation Co., Ltd.	MS	1,937	Pay SOFR +0.75%	11/7/2024	(378)
SX86P36	JPM	(330,507)	Receive ESTR -0.25%	7/18/2024	(4,310)
TOTAL					$(165,606)

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

*	No upfront premiums paid on the Total Return Swaps. Each swap pays monthly.
1	BCIIACTM is a custom basket of investment management stocks. The component of the basket as of June 30, 2023 are shown on the following pages.
2	BCIICOAL is a custom basket of energy stocks.
3	BCIICOPP is a custom basket of global energy and oil sector stocks.
4	BCIIDISC is a custom basket of U.S. housing and cyclical sector stocks.
5	BCIIEXCH is a custom basket of financial exchange stocks.
6	BCIIFEBK is a custom basket of global financial and bank stocks.
7	BCIIFFOD is a custom basket of consumer trends sector stocks.
8	BCIIGASP is a custom basket of oil sector stocks.
9	BCIIPRIV is a custom basket of global financials stocks.
10	BCIIREFN is a custom basket of oil refiners stocks.
11	BCIIREST is a custom basket of technology stocks.
12	CGFCREIT is a custom basket of real estate investment stocks.
13	CGNAECOM – Ozon Holdings PLC
14	GSGLPHRE is a custom basket of retail company stocks. The components of the basket as of June 30, 2023 are shown on the following pages.
15	GSMBATDM is a custom basket of retail company stocks.
16	GSMBCONR is a custom basket of consumer trends sector stocks.
17	GSMBLUXU is a custom basket of luxury retail company stocks. The components of the basket as of June 30, 2023 are shown on the following pages.
18	GSMBROBO is a custom basket of cyclicals/long robotics sector stocks.
19	JPFCITSV is a custom basket of information technology stocks.
20	JPFUGLBB is a custom basket of telecom stocks.
21	JPFUMEDA is a custom basket of media company stocks.
22	JPFUOMED is a custom basket of media company stocks.
23	JPFUREGU is a custom basket of U.S. real estate company stocks.
24	JPFURU1 is a custom basket of metal and coal stocks.
25	JPFUSHP2 is a custom basket of containership company stocks.
26	JPFUSOEC is a custom basket of Chinese company stocks.
27	JPTAOBRL is a custom basket of Brazilian company stocks.
28	M8EUSC – MSCI Europe Small Cap Index.
29	MSFDRUS – The components of the basket as of June 30, 2023 are shown on the following pages.
30	S5CONS is a basket of consumer index stocks.
31	S5FINL is a basket of global financial stocks.
32	S5HLTH is a basket of health care index stocks.
33	S5MATR is a basket of materials index stocks.
34	S5REITS is a basket of REIT index stocks.
35	S5UTIL is a basket of utility stocks.
36	SX86P – STOXX Europe 600 Real Estate Index.

Counterparty Definitions:

BAR	Barclays
CIT	Citibank
GS	Goldman Sachs
JPM	JP Morgan
MS	Morgan Stanley

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Floating Rate Definitions:

BBR – New Zealand Official Cash Rate

BRL CDI – Brazil Average One-Day Interbank Deposit

CDOR – Canada 3 Month Interbank Rate

ESTR – Euro Short Term Rate

SOFR – Secured Overnight Financing Rate

OBFR – Overnight Bank Financing Rate

SONIA – Sterling Overnight Index Average

STIBOR – Stockholm Interbank Offered Rate

TIIE – Mexico 28 Day Interbank Equilibrium Interest Rate

TONAR – Tokyo Overnight Average Rate

USCPI – U.S. Consumer Price Index

WIBOR – Offered rate for deposits in Polish Zloty

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2023

The following table represents the individual positions and related values of underlying securities of the BCIIACTM Index Total Return Swap with Barclays.

Name	Quantity	Value	Weight
Abrdn PLC	144,203	$400,109	16.46%
T Rowe Price Group, Inc.	2,472	276,965	11.39%
Franklin Resources, Inc.	9,740	260,152	10.70%
Schroders PLC	45,119	250,896	10.32%
Amundi SA	3,873	228,545	9.40%
Janus Henderson Group PLC	8,214	223,831	9.21%
Man Group PLC	80,229	222,911	9.17%
Invesco Ltd.	11,054	185,825	7.64%
Affiliated Managers Group	673	100,875	4.15%
Artisan Partners Asset	2,230	87,680	3.61%
Ashmore Group PLC	30,771	81,388	3.35%
Anima Holding SpA	20,881	77,696	3.20%
Jupiter Fund Management	24,710	33,809	1.39%
		$2,430,682	100.00%

The following table represents the individual positions and related values of underlying securities of the GSGLPHRE Index Total Return Swap with Goldman Sachs.

Name	Quantity	Value	Weight
Kering	630	$347,680	11.55%
Hennes & Mauritz AB, B Shares	9,068	155,770	5.18%
Carter’s, Inc.	2,053	149,067	4.95%
Next PLC	1,636	143,533	4.77%
Kingfisher PLC	41,753	123,018	4.09%
Nordstrom, Inc.	5,801	118,740	3.95%
Zalando SE	4,117	118,475	3.94%
Macy’s, Inc.	7,293	117,050	3.89%
Gap, Inc. (The)	13,081	116,812	3.88%
Steven Madden Ltd.	3,498	114,365	3.80%
Canada Goose Holdings, Inc.	5,734	102,060	3.39%
Tapestry, Inc.	2,381	101,922	3.39%
Capri Holdings Ltd.	2,693	96,657	3.21%
Pandora A/S	1,026	91,632	3.05%
Bath & Body Works, Inc.	2,350	88,131	2.93%
Guess?, Inc.	4,525	88,007	2.92%
Wolverine World Wide, Inc.	5,806	85,292	2.83%
American Eagle Outfitters	7,168	84,578	2.81%
Kohls Corporation	3,340	76,998	2.56%
Foot Locker, Inc.	2,755	74,700	2.48%
Marks & Spencer Group PLC	28,812	70,599	2.35%
Revolve Group, Inc.	4,175	68,475	2.28%
Salvatore Ferragamo SpA	3,791	62,420	2.07%
VF Corporation	2,669	50,953	1.69%
Newell Brands, Inc.	5,467	47,565	1.58%
Victoria’S Secret & Company	2,427	42,306	1.41%
Watches of Switzerland Group	5,012	38,913	1.29%
Hanesbrands, Inc.	7,971	36,190	1.20%
Ralph Lauren Corporation	289	35,616	1.18%
Farfetch Ltd., Class A	5,628	33,994	1.13%
Sally Beauty Holdings, Inc.	2,711	33,481	1.11%
Boohoo Group PLC	74,163	31,960	1.06%
Kinnevik AB, B Shares	2,122	29,410	0.98%
Asos PLC	3,932	19,135	0.64%
FNAC Darty SA	364	13,637	0.45%
		$3,009,141	100.00%

See accompanying notes to consolidated financial statements.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2023

The following table represents the top 50 individual positions and related values, on an absolute basis, of underlying securities of the MSFDRUS I Index Total Return Swap with Morgan Stanley.

Name	Quantity	Value	Weight
Novo Nordisk A/S-B Swap Comp	3,681	$593,421	3.78%
Eli Lilly & Co Swap Comp	1,224	574,032	3.66%
Mowi Asa Swap Comp	26,583	422,417	2.69%
Republic Services Inc Swap Comp	1,850	283,365	1.81%
Salmar Asa Swap Comp	6,602	266,834	1.70%
Bakkafrost P/F Swap Comp	4,325	259,238	1.65%
Pinduoduo Inc-Adr Swap Comp	3,661	253,122	1.61%
Equinix Inc Swap Comp	322	252,429	1.61%
Digital Realty Trust Inc Swap Comp	2,186	248,920	1.59%
Cogent Communications Holdin Swap Comp	3,506	235,919	1.50%
American Tower Corp Swap Comp	1,211	234,861	1.50%
Raytheon Technologies Corp Swap Comp	2,258	221,194	1.41%
Archer-Daniels-Midland Co Swap Comp	(2,856)	(215,799)	-1.38%
Waste Management Inc Swap Comp	1,241	215,214	1.37%
Clean Harbors Inc Swap Comp	1,307	214,910	1.37%
Chevron Corp Swap Comp	1,348	212,108	1.35%
Shell Plc-New Swap Comp	6,994	210,717	1.34%
Prologis Inc Swap Comp	1,711	209,820	1.34%
Exxon Mobil Corp Swap Comp	1,925	206,456	1.32%
Waste Connections Inc Swap Comp	1,432	204,944	1.31%
Zoetis Inc Swap Comp	1,174	202,175	1.29%
Bp Plc Swap Comp	34,335	200,117	1.28%
Cellnex Telecom Sa Swap Comp	4,899	197,849	1.26%
Klepierre Swap Comp	(7,863)	(195,047)	-1.24%
Totalenergies Se Swap Comp	3,378	193,810	1.24%
Bunge Ltd Swap Comp	(2,003)	(188,983)	-1.20%
Idexx Laboratories Inc Swap Comp	372	186,830	1.19%
Gfl Environmental Inc-Sub Vt Swap Comp	4,750	184,300	1.17%
Airbus Se Swap Comp	1,227	177,315	1.13%
Crh Plc Swap Comp	3,196	176,214	1.12%
Heidelbergcement Ag Swap Comp	2,136	175,326	1.12%
Transdigm Group Inc Swap Comp	191	170,786	1.09%
Veolia Environnement Swap Comp	5,302	167,584	1.07%
Edenred Swap Comp	2,497	167,227	1.07%
Cemex Sab-Spons Adr Part Cer Swap Comp	23,483	166,260	1.06%
Crown Castle Intl Corp Swap Comp	1,414	161,111	1.03%
Sika Ag-Reg Swap Comp	543	155,186	0.99%
Shanghai Baosight Software-A Swap Comp	21,884	153,289	0.98%
Buzzi Spa Swap Comp	6,068	151,978	0.97%
Castellum Ab Swap Comp	15,743	150,354	0.96%
Meituan Dianping-Class B Swap Comp	9,383	146,435	0.93%
Chewy Inc - Class A Swap Comp	3,649	144,026	0.92%
Cheniere Energy Inc Swap Comp	911	138,800	0.88%
Nextera Energy Inc Swap Comp	1,797	133,337	0.85%
Cf Industries Holdings Inc Swap Comp	(1,907)	(132,384)	-0.84%
Unibail-Rodamco-Westfield Swap Comp	(2,455)	(129,060)	-0.82%
Iberdrola Sa Swap Comp	9,872	128,800	0.82%
Equinor Asa Swap Comp	4,380	127,628	0.81%
Wienerberger Ag Swap Comp	4,141	126,773	0.81%
Martin Marietta Materials Swap Comp	270	124,656	0.79%
Other Underlying Index Components*	2,341	7,022,032	44.76%
		$15,688,846	100.00%

*	Largest 50 underlying components by market value at June 30, 2023.

See accompanying notes to consolidated financial statements.

Fulcrum Diversified Absolute Return Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2023

ASSETS
Investment securities:
At cost	$167,043,674
At fair value	$167,458,842
Cash and cash equivalents	12,145,503
Cash collateral for derivative instruments	24,485,084
Cash on deposit with broker	22,913,318
Foreign cash (Cost - $2,015,261)	2,005,987
Unrealized appreciation from swap contracts	1,013,908
Premiums paid for swaps	466,778
Receivable for securities sold	304,788
Net unrealized appreciation from forward foreign currency contracts	168,984
Receivable for fund shares sold	297,707
Dividends and interest receivable	191,131
Prepaid expenses and other assets	19,943
TOTAL ASSETS	231,471,973

LIABILITIES
Options written, at fair value (Premiums received $1,094,560)	857,794
Unrealized depreciation on swap contracts	1,686,604
Due to broker for derivatives collateral	350,000
Net unrealized depreciation of futures contracts	416,938
Premiums received from swaps	44,661
Payable for swaps	61,190
Payable for fund shares redeemed	53,493
Payable for investments purchased	592,243
Investment advisory fees payable	88,639
Audit and tax fees payable	75,101
Payable to related parties	54,744
Shareholder services fees - Class I	22,624
Trustees fees payable	2,893
Accrued expenses and other liabilities	41,540
TOTAL LIABILITIES	4,348,464
NET ASSETS	$227,123,509

Composition of Net Assets:
Paid in capital	$234,807,044
Accumulated deficit	(7,683,535)
NET ASSETS	$227,123,509

See accompanying notes to consolidated financial statements.

Fulcrum Diversified Absolute Return Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)
June 30, 2023

Net Asset Value Per Share:
Super Institutional Class Shares:
Net Assets	$126,697,363
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	14,233,414
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.90

Institutional Class Shares:
Net Assets	$100,426,146
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	11,332,875
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.86

See accompanying notes to consolidated financial statements.

Fulcrum Diversified Absolute Return Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended June 30, 2023

INVESTMENT INCOME
Dividends	$396,388
Interest	5,042,491
Less: Foreign withholding taxes	(29,020)
TOTAL INVESTMENT INCOME	5,409,859

EXPENSES
Investment advisory fees	1,868,024
Shareholder Services fees
Institutional Class	75,658
Administrative services fees	261,085
Printing and postage expenses	20,642
Registration fees	74,375
Audit and tax fees	75,096
Transfer agent fees	87,519
Custodian fees	82,917
Compliance officer fees	31,469
Legal fees	44,698
Trustees fees and expenses	14,030
Insurance expense	7,286
Interest expense	119,434
Other expenses	11,753
TOTAL EXPENSES	2,773,986
Less: Fees waived by the Advisor	(402,825)
NET EXPENSES	2,371,161
NET INVESTMENT INCOME	3,038,698

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
Investment transactions	(9,104,322)
Swap contracts	(5,898,959)
Options written	6,330,235
Futures contracts	(1,889,557)
Forward foreign currency exchange contracts	425,412
Foreign currency transactions	640,149
(9,497,042)
Net change in unrealized appreciation/(depreciation) of:
Investments	2,107,450
Swap contracts	(1,195,322)
Options written	(416,433)
Futures contracts	(167,643)
Forward foreign currency exchange contracts	440,616
Foreign currency translations	(59,601)
709,067
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(8,787,975)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,749,277)

See accompanying notes to consolidated financial statements.

Fulcrum Diversified Absolute Return Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30,	June 30,
	2023	2022
FROM OPERATIONS
Net investment income/(loss)	$3,038,698	$(938,357)
Net realized gain/(loss) from investment transactions, options written, swap contracts, futures contracts and foreign currency transactions	(9,497,042)	3,872,072
Net change in unrealized appreciation/(depreciation) of investments options written, swap contracts, futures contracts and foreign currency translations	709,067	(4,016,759)
Net increase/(decrease) in net assets resulting from operations	(5,749,277)	(1,083,044)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(1,207,965)	(395,320)
Super Institutional Class	(1,481,328)	(7,118,173)
Decrease in net assets from distributions to shareholders	(2,689,293)	(7,513,493)

CAPITAL TRANSACTIONS
Proceeds from shares sold:
Institutional Class	124,559,992	86,557,492
Super Institutional Class	86,789,475	3,823,887
Net asset value of shares issued in reinvestment of distributions:
Institutional Class	823,455	349,089
Super Institutional Class	1,464,262	7,054,812
Payments for shares redeemed:
Institutional Class	(95,253,840)	(14,413,870)
Super Institutional Class	(41,803,143)	(25,793,464)

Net increase/(decrease) in net assets from shares of beneficial interest	76,580,201	57,577,946
TOTAL INCREASE/(DECREASE) IN NET ASSETS	68,141,631	48,981,409

NET ASSETS
Beginning of Year	158,981,878	110,000,469
End of Year	$227,123,509	$158,981,878

See accompanying notes to consolidated financial statements.

Fulcrum Diversified Absolute Return Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	June 30,	June 30,
	2023	2022
SHARE ACTIVITY
Institutional Class:
Shares Sold	13,663,860	9,325,312
Shares Reinvested	91,495	39,136
Shares Redeemed	(10,435,319)	(1,550,309)
Net increase/(decrease) in shares of beneficial interest outstanding	3,320,036	7,814,139

Super Institutional Class:
Shares Sold	9,453,937	405,373
Shares Reinvested	161,976	789,129
Shares Redeemed	(4,680,071)	(2,661,256)
Net decrease in shares of beneficial interest outstanding	4,935,842	(1,466,754)

See accompanying notes to consolidated financial statements.

Fulcrum Diversified Absolute Return Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Institutional Class
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30		June 30	June 30	June 30	June 30
	2023		2022	2021	2020	2019
Net asset value, beginning of year	$9.17		$10.01	$9.76	$8.99	$9.69
Activity from investment operations:
Net investment income/(loss) (1)	0.12		(0.06)	(0.10)	(0.00)	(0.03)
Net realized and unrealized gain/(loss) on investments	(0.31)		0.03	1.08	0.77	0.10
Total from investment operations	(0.19)		(0.03)	0.98	0.77	0.07
Less distributions from:
Net investment income	—		(0.81)	(0.41)	—	(0.77)
Net realized gains	(0.12)		—	(0.32)	—	—
Total distributions	(0.12)		(0.81)	(0.73)	—	(0.77)
Net asset value, end of year	$8.86	(2)	$9.17	$10.01	$9.76	$8.99
Total return(3)	-2.13	% (8)	-0.09%	10.58%	8.57%	1.09%
Net assets, at end of year (000s)	$100,426		$73,478	$1,990	$1,340	$2,743
Ratios including the income and expenses of FDCFC
Ratio of gross expenses to average net assets (4)(5)	1.40%		1.41%	1.32%	1.19%	1.24%
Ratio of net expenses to average net assets (6)	1.20%		1.13%	1.11%	1.09%	1.13%
Ratio of net investment income/(loss) to average net assets(7)	1.34%		-0.65%	-0.98%	-0.01%	-0.35%
Portfolio Turnover Rate	84%		129%	140%	88%	81%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Includes adjustments made in accordance with generally accepted accounting principles.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees. Had the advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	Ratio of gross expenses to average net assets excluding interest and brokerage expenses	1.33%	1.41%	1.26%	1.18%	1.23%

(6)	Ratio of net expenses to average net assets excluding interest and brokerage expenses	1.14%	1.13%	1.05%	1.08%	1.12%

(7)	Ratio of net investment income/(loss) to average net assets excluding interest and brokerage expenses	1.40%	-0.64%	-0.93%	0.00%	-0.34%

(8)	Includes adjustments made in accordance with generally accepted accounting principles.

See accompanying notes to consolidated financial statements.

Fulcrum Diversified Absolute Return Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Super Institutional Class
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2023		2022	2021	2020	2019
Net asset value, beginning of year	$9.20		$10.03	$9.78	$9.00	$9.69
Activity from investment operations:
Net investment income/(loss) (1)	0.14		(0.08)	(0.10)	0.02	(0.02)
Net realized and unrealized gain/(loss) on investments	(0.32)		0.06	1.08	0.76	0.10
Total from investment operations	(0.18)		(0.02)	0.98	0.78	0.08
Less distributions from:
Net investment income	—		(0.81)	(0.41)	(0.00)	(0.77)
Net realized gains	(0.12)		—	(0.32)	—	—
Return of capital	—		—	—	—	—
Total distributions	(0.12)		(0.81)	(0.73)	(0.00)	(0.77)
Net asset value, end of year	$8.90	(2)	$9.20	$10.03	$9.78	$9.00
Total return (3)	-2.01	% (8)	0.02%	10.60%	8.69%	1.21%
Net assets, at end of year (000s)	$126,697		$85,504	$108,011	$167,280	$183,278
Ratios including the income and expenses of FDCFC
Ratio of gross expenses to average net assets (4)(5)	1.30%		1.37%	1.29%	1.16%	1.17%
Ratio of net expenses to average net assets (6)	1.10%		1.08%	1.10%	1.06%	1.06%
Ratio of net investment income/(loss) to average net assets (7)	1.55%		-0.85%	-0.97%	0.17%	-0.24%
Portfolio Turnover Rate	84%		129%	140%	88%	81%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Includes adjustments made in accordance with generally accepted accounting principles.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees. Had the advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	Ratio of gross expenses to average net assets excluding interest and brokerage expenses	1.24%	1.33%	1.24%	1.15%	1.16%

(6)	Ratio of net expenses to average net assets excluding interest and brokerage expenses	1.05%	1.04%	1.05%	1.05%	1.05%

(7)	Ratio of net investment income/(loss) to average net assets excluding interest and brokerage expenses	1.61%	-0.82%	-0.93%	0.18%	-0.23%

(8)	Includes adjustments made in accordance with generally accepted accounting principles.

See accompanying notes to consolidated financial statements.

Fulcrum Diversified Absolute Return Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2023

1.	ORGANIZATION

Effective March 13, 2023, the Fulcrum Diversified Absolute Return Fund (the “Fund”) is a diversified series of of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to March 13, 2023, the Fund was a series of Trust for Advised Portfolios (the “Predecessor Fund”). The Fund seeks to achieve long-term absolute returns. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Super Institutional Class shares and Institutional Class shares at net asset value, both of which commenced operations on July 31, 2015. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges. Institutional Class is subject to a shareholders servicing fee up to 0.10%. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The Predecessor Fund was reorganized on March 10, 2023, from a series of Trust for Advised Portfolios, a Delaware statutory trust, to a series of Northern Lights Fund Trust IV (the “Survivor Fund”), also a Delaware statutory trust. As a series of Northern Lights Fund Trust IV, the Fund is a continuation of the identically-named predecessor fund managed by Fulcrum Asset Management LLP that was a series of Trust for Advised Portfolios. The Fund and the Predecessor Fund have the same investment objective, principal investment strategies and portfolio manager. On the date of the reorganization, shareholders who owned shares of the Existing Fund received shares and net assets of the corresponding Survivor Fund as follows.

	Net Assets	Shares Received
Institutional Class	$86,459,814	9,732,084
Super Institutional Class	161,024,417	18,047,674

For financial reporting purposes, assets received, and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Fund has succeeded to the accounting and performance history of the Predecessor Fund. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. Fees and expenses associated with the reorganization were borne by Fulcrum Asset Management LLP and are not subject to recoupment.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting

Fulcrum Diversified Absolute Return Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023

guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including Accounting Standards Update 2013-08.

Security Valuation – The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Securities, including common/preferred stocks and exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Investments in swap contracts are reported at fair value based on the underlying equity securities held within the swap or daily price reporting- from the swap counterparty. The independent pricing -service does not distinguish between smaller sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward foreign currency exchange contracts are fair valued using the mean between broker-dealer bid and ask quotations, and forward foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.

Over-the-counter derivatives are valued by an independent pricing service using a series of techniques, including simulation pricing models. The pricing models use various inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, implied volatility and exchange rates. When prices are determined by the pricing agent, positions are classified as Level 2 of the fair value hierarchy.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the advisor as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security- specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fulcrum Diversified Absolute Return Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023

Fair Valuation Process – Applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Fulcrum Diversified Absolute Return Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023

determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2023 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$—	$131,701,293	$—	$131,701,293
Common Stocks	29,503,294	—	—	29,503,294
Preferred Stocks	—	8,820	—	8,820
Swap Options Purchased	—	395,858	—	395,858
Correlation Options Purchased	—	3,514,208	—	3,514,208
OTC Dual Binary Options Purchased	—	768,149	—	768,149
Currency Options Purchased	—	215,347	—	215,347
Index Options Purchased	344,088	—	—	344,088
Future Options Purchased	1,007,785	—	—	1,007,785
Total	$30,855,167	$136,603,675	$—	$167,458,842

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forward Exchange Contracts	$—	$168,984	$—	$168,984
Credit Default Swaps	—	35,300	—	35,300
Total	$—	$204,284	$—	$204,284

Liabilities
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Interest Rate Swap Contracts	$—	$542,390	$—	$542,390
Total Return Swap Contracts	—	165,606	—	165,606
Futures Contracts	416,938	—	—	416,938
Futures Options Written	382,690	—	—	382,690
Index Options Written	475,104	—	—	475,104
Total	$1,274,732	$707,996	$—	$1,982,728

The Fund did not hold any level 3 securities during the period.

Fulcrum Diversified Absolute Return Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include Fulcrum Diversified Absolute Return Cayman Fund (“FDCFC”), a wholly owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund’s investments in the FDCFC is as follows:

		% of the Fund’s
	FDCFC Net Assets at	Total Net Assets at
	June 30, 2023	June 30, 2023
FDCFC	$ 11,812,817	5.2%

For tax purposes, FDCFC is an exempted Cayman investment company. FDCFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, FDCFC is a CFC and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, FDCFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Commodities Risk – Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Counterparty Risk – Many derivative contracts are privately negotiated in the over-the-counter market. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.

Credit Default Index Swaps Risk – Credit defaults swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Currency Risk – The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Fulcrum Diversified Absolute Return Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023

Currency Swaps Risk – Currency swaps are subject to market risk, counterparty risk, and the risk of imperfect correlation between profit or loss on the currency swap and the underlying currency exchange rate. In the event of the insolvency of the counterparty, the Fund may sustain losses or be unable to liquidate the swap position.

Derivatives Risk – A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the Fund will not correlate with the Fund’s other investments. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost and potential losses may be substantial.

Emerging Market Risk – The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. In addition, investments in securities and instruments traded in emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. For example, emerging markets may be subject to greater market volatility, lower trading volume and liquidity, greater social, political and economic uncertainty, governmental controls on foreign investments and limitations on repatriation of invested capital, lower disclosure, corporate governance, auditing and financial reporting standards, fewer protections of property rights, restrictions on the transfer of securities or currency, and settlement and trading practices that differ from those in U.S. markets.

Equity Index Swaps Risk – Equity swaps are subject to liquidity risk because the liquidity of equity swaps is based on the liquidity of the underlying instrument, and are subject to the risk that the counterparty to the equity swap may be unable to or unwilling to make payments or otherwise honor its financial obligations under the terms of the contract.

Options Risk – There are risks associated with the sale of call and put options. As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price.

Subsidiary Risk – By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns the Subsidiary, and the Fund and the Subsidiary are both managed by the advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fun

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the

Fulcrum Diversified Absolute Return Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023

security lot sold with the net sales proceeds. Foreign withholding taxes and foreign capital gains taxes, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid semi-annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a financial institution in an amount that is in excess of federally insured limits.

Restricted Cash and Deposits with Brokers – At June 30, 2023, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and/or counterparty broker and is reflected in the Consolidated Statement of Assets and Liabilities as cash collateral for derivative instruments. On June 30, 2023, the Fund had pledged the following amounts as collateral for open currency contracts, options, futures and swap contracts:

Counterparty	Amounts Pledged(1)	Deposits with Brokers
Barclays	$—	$1,754,828
Citibank, N.A.	1,640,000	—
Goldman Sachs	890,000	—
JPMorgan Chase	4,105,084	2,774,155
Morgan Stanley	17,850,000	18,384,335
Total	$24,485,084	$22,913,318

(1)	Excludes non-pledged cash or collateral held by the broker.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability should be recorded related to uncertain tax positions taken on returns filed for open tax years (2020 – 2022) or expected to be taken on the Fund’s 2023 return. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Fulcrum Diversified Absolute Return Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to equity securities, fixed income securities, interest rates, commodities, or currency exchange rates and related indexes. The Fund may also use these derivatives to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund. Additionally, the Fund may use derivatives to manage cash. By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities.

Specific types of derivative instruments used by the Fund for the year ended June 30, 2023, include purchased option; written options; forward currency and futures contracts; and interest rate, credit default and total return swaps. All open derivative positions are listed on the Consolidated Schedule of Investments.

Foreign Currency – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions, gains and losses on the purchase and sale of foreign currencies and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts – As foreign securities are purchased and sold, the Fund may enter into forward foreign currency contracts in order to hedge against foreign currency exchange rate risks. The market value of the contracts fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A Fund investing in forward foreign currency contracts is exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position.

Forward foreign currency contracts outstanding as of June 30, 2023 are reflected in the Consolidated Schedule of Investments.

Futures – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. To manage equity price risk, the Fund may enter into futures contracts. Upon entering a futures contract with a broker, the Fund deposits a “cash deposit” with the broker as recorded in the accompanying Consolidated Statements of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Consolidated Statement of Assets

Fulcrum Diversified Absolute Return Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023

and Liabilities. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at year end are listed after the Fund’s Consolidated Schedule of Investments.

Option Transactions – When the Fund writes a call option, an amount equal to the premium received is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right, but not the obligation, to buy from the writer of the option the security underlying the option at a specified exercise or “strike” price by or before the contract’s expiration. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non- income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Securities held as collateral for options is reported on the Consolidated Schedule of Investments.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk, credit risk, currency risk, volatility risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day as reported by the swap counterparty. Realized gains and losses from the decrease in notional value of the swap are recognized on the trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations.

Fulcrum Diversified Absolute Return Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023

Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. In order to maintain prudent risk exposure to the counterparty, the advisor will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of the Fund for a period of one week or such lesser time as the advisor may determine. If the advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety.

Interest Rate Swaps – The Fund may enter into interest rate swaps. The two parties to the swap exchange the right to receive floating interest payments versus fixed interest payments. The value of an interest rate swap will change based on the spread between the rates.

Credit Default Swaps – The Fund enters into credit default swap agreements, credit default index swap agreements and similar agreements as a protection “seller” or as a “buyer” of credit protection. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not held by the Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. For credit default index swaps, the settlement payment for a constituent’s credit event is scaled down to the weighting in the index.

As a seller of protection, the Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, the Fund may receive or be obligated to pay an additional up- front amount depending on the current market value of the contract. If a credit event occurs, the Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Adviser does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based. Additionally, if the Fund is a seller of a credit default swap and a credit event occurs, the Fund could suffer significant losses.

Changes in the value of swaps are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of interest to be paid or received is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as premiums paid for swap contacts. The risk of loss on a swap contract may exceed the amount recorded as an asset or liability on the Consolidated Statement of Assets and Liabilities. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under a contract’s terms and the possible lack of liquidity with respect to the contracts.

For the year ended June 30, 2023, the net change in unrealized appreciation on swap contracts was $(1,195,322). For the year ended June 30, 2023, the Fund had a realized loss of $5,898,959 on swap contracts.

Fulcrum Diversified Absolute Return Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s asset and liability derivatives available for offset under a master netting arrangement along with collateral pledged for these contracts as of June 30, 2023.

				Gross Amounts Not Offset in the
				Consolidated Statement of Assets &
				Liabilities
		Gross Amounts
		Offset in the
	Gross Amounts of	Consolidated	Net Amount of Assets
	Recognized Assets and	Statement of Assets and	Present in the Consolidated Statement	Offsetting Derivative	Cash Collateral
Description	(Liabilities)	Liabilities	of Assets and Liabilities	Position	Pledged(1)	Total
Purchased Options
Citigroup	$956,535	$—	956,535	$—	$—	$956,535
Goldman Sachs	142,367	—	142,367	—	—	142,367
JPMorgan Chase	210,044	—	210,044	—	—	210,044
Morgan Stanley	4,936,489	—	4,936,489	(857,794)	—	4,078,695
Futures Contracts (2)
JPMorgan Chase	1,954	(1,954)	—	—	—	—
Morgan Stanley	1,615,021	(1,615,021)	—	—	—	—
Forward Contracts
JPMorgan Chase	580,414	—	580,414	(411,430)	—	168,984
Swap Contracts
Barclays	205,811	—	205,811	(36,543)	—	169,268
Citigroup	24,665	—	24,665	—	—	24,665
Goldman Sachs	51,619	—	51,619	(51,619)	—	—
JPMorgan Chase	728,520	—	728,520	(728,520)	—	—
Morgan Stanley	3,293	—	3,293	(3,293)	—	—
Total	$9,456,732	$(1,616,975)	$7,839,757	$(2,089,199)	$—	$5,750,558

Fulcrum Diversified Absolute Return Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023

				Gross Amounts Not Offset in the
				Consolidated Statement of Assets &
				Liabilities
		Gross Amounts
		Offset in the
	Gross Amounts of	Consolidated	Net Amount of Assets
	Recognized Assets and	Statement of Assets and	Present in the Consolidated Statement	Offsetting Derivative	Cash Collateral
Description	(Liabilities)	Liabilities	of Assets and Liabilities	Position	Pledged(1)	Total
Written Options
Morgan Stanley	$(857,794)	$—	$(857,794)	$857,794	$—	$—
Futures Contracts (2)
JPMorgan Chase	(12,341)	1,954	(10,387)	—	—	(10,387)
Morgan Stanley	(2,021,572)	1,615,021	(3,636,593)	—	—	(3,636,593)
Forward Contracts
JPMorgan Chase	(411,430)	—	(411,430)	411,430	—	—
Swap Contracts
Barclays	(36,543)	—	(36,543)	36,543	—	—
Goldman Sachs	(71,822)	—	(71,822)	51,619	20,203	—
JPMorgan Chase	(1,352,903)	—	(1,352,903)	728,520	624,383	—
Morgan Stanley	(225,336)	—	(225,336)	3,293	222,043	—
Total	$(4,989,741)	$1,616,975	$(6,602,808)	$2,089,199	$866,629	$(3,646,980)

(1)	Over-collateralization of total financial instruments or cash is not shown.

(2)	Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as shown in the Consolidated Schedule of Investments.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of June 30, 2023:

Location on the Consolidated Statement of Assets and Liabilities
Derivatives Investment Type	Asset/Liability Derivatives
Equity/Interest Rate/	Fair Value of Investments
Credit/Currency/Commodity/Volatility	Options Written, at Fair Value
Net unrealized appreciation/(depreciation) from swap contracts
Net unrealized appreciation/(depreciation of futures contracts
Net unrealized appreciation/(depreciation) of forward foreign currency exchange contracts

Fulcrum Diversified Absolute Return Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2023:

Asset Derivatives Investment Fair Value
							Total as of
	Equity	Interest Rate	Credit	Currency	Commodity	Volatility	June 30, 2023
Swap Contracts	$317,236	$661,373	$35,299	$—	$—	$—	$1,013,908
Futures Contracts	950,359	162,926	—	454,349	49,340	—	1,616,974
Forward Foreign Currency
Contracts	—	—	—	425,412	—	—	425,412
Options Purchased^	1,321,754	—	—	4,405,732	517,949	—	6,245,435
	$2,589,349	$824,299	$35,299	$5,285,493	$567,289	$—	$9,301,729

Liability Derivatives Investment Fair Value
							Total as of
	Equity	Interest Rate	Credit	Currency	Commodity	Volatility	June 30, 2023
Swap Contracts	$482,841	$1,203,763	$—	$—	$—	$—	$1,686,604
Futures Contracts	280,510	326,481	—	1,137,900	289,021	—	2,033,912
Options Written	297,764	—	—	—	159,904	400,126	857,794
	$1,061,115	$1,530,244	$—	$1,137,900	$448,925	$400,126	$4,578,310

^	Included with fair value of investments.

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended June 30, 2023:

Location of Net Realized and Unrealized Gain/(Loss)
Derivative Investment Type	on Derivatives
Equity/Interest Rate/ Credit/Currency/Commodity/Volatility	Net realized gain/(loss) and change in net unrealized appreciation/(depreciation) of:
Investments, Swap Contracts, Futures Contracts, Forward Foreign Currency Contracts and Options Written

Fulcrum Diversified Absolute Return Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023

The following is a summary of the Fund’s realized and unrealized gain/(loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended June 30, 2023:

Realized Gain/(Loss)
							Total as of
	Equity	Interest Rate	Credit	Currency	Commodity	Volatility	June 30, 2023
Swap Contracts*	$(3,656,685)	$(1,429,073)	$(162,092)	$—	$—	$—	$(5,247,850)
Futures Contracts	2,469,697	(1,305,140)	—	1,587,319	(3,574,651)	(1,066,782)	(1,889,557)
Forward Foreign Currency Contracts	—	—	—	425,412	—	—	425,412
Options Purchased^	(3,069,173)	(58,202)	—	(3,515,367)	(2,261,538)	17,621	(8,886,659)
Options Written	1,419,522	780,379	—	28,547	3,403,285	698,502	6,330,235
	$(2,836,639)	$(2,012,036)	$(162,092)	$(1,474,089)	$(2,432,904)	$(350,659)	$(9,268,419)

Change in Unrealized Appreciation/(Depreciation)
							Total as of
	Equity	Interest Rate	Credit	Currency	Commodity	Volatility	June 30, 2023
Swap Contracts	$(434,029)	$(744,376)	$(16,917)	$—	$—	$—	$(1,195,322)
Futures Contracts	510,755	(249,635)	—	(214,036)	(218,360)	3,633	(167,643)
Forward Foreign Currency Contracts	—	—	—	440,616	—	—	440,616
Options Purchased^	(1,273,092)	—	—	(116,842)	267,325	58,277	(1,064,332)
Options Written	(124,917)	—	—	—	(298,370)	6,854	(416,433)
	$(1,321,283)	$(994,011)	$(16,917)	$109,738	$(249,405)	$68,764	$(2,403,114)

*	Excludes income earned on swap contracts.

^	Included with realized loss on investment transactions and change in unrealized appreciation/(depreciation) of investments.

The notional value of the derivative instruments outstanding as of June 30, 2023 as disclosed in the Consolidated Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities amounted to $31,673,665 and $12,782,564, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Fulcrum Asset Management LLP serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, calculated and accrued daily and paid monthly, at an annual rate of 0.90% of the

Fulcrum Diversified Absolute Return Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023

Fund’s average daily net assets. For the year ended June 30, 2023, the Advisor earned $1,868,024 in advisory fees. As of June 30, 2023, the Fund had a payable for advisory fees of $88,639.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has contractually agreed, at least until April 30, 2024, to waive a portion or all of its management fees and pay Fund expenses (excluding shareholder servicing fees, any front end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses (“AFFE”); fees and expenses associated with investment in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) in order to limit the annual fund operating expenses to 1.05% of the average daily net assets of each of the Super Institutional Class and Institutional Class shares (the “Expense Limitation”).

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation that was in place at the time of the original expense waiver. If Fund operating expenses attributable to Super Institutional Class shares or Institutional Class shares subsequently exceed the Expense Limitation, the reimbursements shall be suspended. For the year ended June 30, 2023, the Advisor waived $402,825 of fees which are subject to recapture by the Advisor.

As of June 30, 2023, the Advisor has waived fees that can be recouped up to three years from the date incurred before expiring as summarized below:

June 30, 2024	June 30, 2025	June 30, 2026
$244,854	$323,321	$402,825

As of June 30, 2023, $181,991 in waived fees have expired unrecouped.

Effective March 13, 2023, the distributor of the Fund is Northern Lights Distributors, LLC (“NLD” or the “Distributor”) .. The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act. For the year ended June 30, 2023, the Fund did not pay distribution related charges pursuant to the Plan. Prior to March 13, 2023, the distributor was Quasar Distributors, LLC.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Fulcrum Diversified Absolute Return Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Prior to March 13, 2023, U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services served as the Fund’s Administrator, fund accountant and transfer agent. U.S. Bank Global Fund Services was an affiliate of the Predecessor Fund, as certain officers and trustees of the Predecessor Fund were also officers of U.S. Bank Global Fund Services. Such individuals were not paid any fees directly by the Predecessor Fund for serving in such capacities.

In addition, the Fund’s Custodian, U.S. Bank NA is affiliated with U.S. Bank Global Fund Services.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at June 30, 2023, were as follows:

Cost for Federal Tax purposes	$165,892,588

Unrealized Appreciation	$103,716,881
Unrealized Depreciation	(103,232,243)
Tax Net Unrealized Appreciation	$484,638

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2023	June 30, 2022
Ordinary Income	$1,243,543	$7,513,243
Long-Term Capital Gain	1,445,750	250
Return of Capital	—	—
	$2,689,293	$7,513,493

Fulcrum Diversified Absolute Return Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023

As of June 30, 2023, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$—	$(8,125,558)	$—	$—	$442,023	$(7,683,535)

The difference between book basis and tax basis undistributed net investment loss, accumulated net realized loss and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales, tax adjustment for unsettled short positions and the mark-to-market on open futures, passive foreign investment companies, forward contracts and swaps. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $(42,615).

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $1,637,425.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $6,488,133.

Permanent book and tax differences, primarily attributable to tax adjustments for the Fund’s wholly owned subsidiary, resulted in reclassifications for the Fund for the fiscal year ended June 30, 2023, as follows:

Paid
In	Accumulated
Capital	Deficit
$(3,201,197)	$3,201,197

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the consolidated financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Fulcrum Diversified Absolute Return Fund and

Board of Trustees of Northern Lights Fund Trust IV

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Fulcrum Diversified Absolute Return Fund (the “Fund”), a series of Northern Lights Fund Trust IV, as of June 30, 2023, the related consolidated statements of operations and changes in net assets, the related notes, and the consolidated financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s consolidated financial statements and financial highlights for the years ended June 30, 2022, and prior, were audited by other auditors whose report dated September 1, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

August 31, 2023

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Fulcrum Diversified Absolute Return Fund
EXPENSE EXAMPLES (Unaudited)
June 30, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees; shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 through June 30, 2023.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $ 1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Expenses Paid	Annualized
	Account Value	Value	During Period*	Expense
Actual	1-1-23	6-30-23	1/1/23 – 6/30/23	Ratio
Super Institutional Class	$1,000.00	$978.00	$5.57	1.14%
Institutional Class	1,000.00	977.90	6.17	1.26%

		Ending
	Beginning	Account	Expenses Paid	Annualized
Hypothetical	Account Value	Value	During Period*	Expense
(5% return before expenses)	1-1-23	6-30-23	1/1/23 – 6/30/23	Ratio
Super Institutional Class	$1,000.00	$1,019.16	$5.69	1.14%
Institutional Class	1,000.00	1,018.56	6.30	1.26%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Fulcrum Diversified Absolute Return Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2023

Approval of the Investment Advisory Agreement with Fulcrum Asset Management, LLC

In connection with the meeting of the Board of Trustees (the “Board”) of Northern Lights Fund Trust IV (the “Trust”) held on October 25, 2022 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Fulcrum Advisory Agreement”) between Fulcrum Asset Management (“FAM”) and the Trust, with respect to Fulcrum Diversified Absolute Return Fund (the “Fund”). In considering the approval of the Fulcrum Advisory Agreement, the Board received materials specifically relating to the Fulcrum Advisory Agreement.

The Board reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the approval of the Fulcrum Advisory Agreement. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Fulcrum Advisory Agreement on behalf of the Fund and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Fulcrum Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that FAM had approximately $5.9 billion in assets under management and noted the services FAM provided the predecessor fund including investment management, research, analysis and compliance since the predecessor fund’s inception. The Board noted FAM’s experience with managing the predecessor fund with the same investment strategies and its commitment to those investment strategies. The Board concluded that FAM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the proposed Fulcrum Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by FAM to the Fund should be satisfactory and reliable. After further discussion, the Board concluded that FAM had the ability to provide a level of service consistent with the Board’s expectations.

Performance. The Board considered the predecessor fund’s performance for the one-, three-, five-year and since inception (July 31, 2015) periods ended July 31, 2022 as compared to that fund’s benchmark index, Morningstar Category and a Broadridge selected peer group. The Board noted that the predecessor fund outperformed the peer group median and category median and its primary benchmark (ICE Bank of America US 3M Treasury Bill Total Return Index) for all periods. The Board noted the predecessor fund ranked in the first quartile against its peer group and category for the three year period. The Board concluded that FAM had demonstrated a high level of performance and determined that the predecessor fund’s performance was a good indication that the FAM would meet the Board’s expectations.

Fees and Expenses. The Board reviewed the proposed advisory fee of 0.90% and noted that the fee was lower than the average advisory fee of the funds in the Morningstar category of 1.06% and the average advisory fee of the funds in its peer group average of 1.02%. The Board reviewed the expense ratio and noted it was lower than the category average and lower than the peer group average. The Board acknowledged that FAM’s advisory fee for the Fund would remain the same as the predecessor fund and FAM had an expense limitation in place. After further discussion, the Board concluded that the FAM advisory fee was not unreasonable.

Fulcrum Diversified Absolute Return Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2023

Profitability. The Board reviewed a profitability analysis provided by FAM with respect to the Fund and considered whether the level of anticipated profit was reasonable. The Board noted that FAM anticipated realizing a profit in connection with its relationship with the Fund in the initial two years of its operation. The Board concluded, after further discussion, that excessive profit was not a concern at this time.

Economies of Scale. The Board noted that economies of scale have not yet been reached as the Fund has not yet launched. The Board noted that consideration of economies of scale would be revisited as the Fund’s assets grew.

Conclusion. Having requested and received such information from FAM as the Board believed to be reasonably necessary to evaluate the terms of the Fulcrum Advisory Agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the Fulcrum Advisory Agreement is in the best interests of the Funds and its future shareholders.

Fulcrum Diversified Absolute Return Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2023

Change in Independent Registered Public Accounting Firm

On October 25, 2022, Cohen & Company, Ltd. (“Cohen”) was approved as the auditor for Fulcrum Diversified Absolute Return Fund (the “Fund”), a series of Northern Lights Fund Trust IV for the fiscal year ending June 30, 2023. The predecessor auditor to the predecessor fund (Fulcrum Diversified Absolute Return Fund, a series of Trust for Advised Portfolios), was BBD LLP (“BBD”). The Audit Committee of the Board of Trustees approved the replacement of BBD as a result of a reorganization from Trust for Advised Portfolios.

The report of BBD on the financial statements of the Fund as of and for the fiscal years ended June 30, 2022 and June 30, 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal years ended June 30, 2022 and June 30, 2021, and during the subsequent interim period through October 25, 2022: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The registrant requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit to Form N-CSR.

During the fiscal years ended June 30, 2022 and June 30, 2021, and during the subsequent interim period through October 25, 2022, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Fulcrum Diversified Absolute Return Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2023

A Special Meeting of Shareholders of the Fulcrum Diversified Absolute Return Fund (the “Fund”) was held on March 7, 2023 at 1:00pm at the offices of U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin. The following proposal was approved by shareholders:

To approve the Agreement and Plan of Reorganization and Termination pursuant to which the Fund would reorganize into a newly created series of Northern Lights Fund Trust IV.

	Shares Voted	% Of Voted	% Of Total
For	14,186,174	99.64%	50.38%
Against	17,955	0.13%	0.06%
Abstain	33,311	0.23%	0.12%

Fulcrum Diversified Absolute Return Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2023

The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees***

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2016).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013).
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Associates Inc. (since December 2022); and Founder and President, TTS Consultants, LLC (financial services) (since 2010).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

5/31/23 – NLFT IV_v2

Fulcrum Diversified Absolute Return Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2023

Interested Trustee, Officers

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang*** 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1970	Trustee since 2023, President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Ultimus Fund Solutions, LLC (since 2012).	N/A	N/A
Sam Singh 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1976	Treasurer since 2015	Vice President, Ultimus Fund Solutions, LLC (since 2015).	N/A	N/A
Jennifer Farrell 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Secretary since 2017	Associate Director (since 2022) and Manager (2018-2022), Legal Administration), Ultimus Fund Solutions, LLC; Senior Paralegal, Gemini Fund Services, LLC (since 2015).	N/A	N/A
James Ash Year of Birth: 1976	Chief Compliance Officer since 2019	Senior Vice President, Head of Compliance (since 2023 ); Senior Compliance Officer, Northern Lights Compliance, LLC (2019 - 2023); Senior Vice President, National Sales Gemini Fund Services, LLC (2017- 2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of May 31, 2023, the Trust was comprised of 33 [other] active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

***	Ms. Wang is an interested Trustee because she is also an officer of the Trust.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-538-5278.

5/31/23 – NLFT IV_v2

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Fund Trust iv

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

This Page Intentionally Left Blank

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855 -538-5278 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov The information on Form N-PORT is available without charge, upon request, by calling 1-855-538-5278.

INVESTMENT ADVISOR
Fulcrum Asset Management LLP
Marble Arch House
66 Seymour Street
London W1H 5BT
United Kingdom

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Fulcrum-AR-23

(b) Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 – $75,000

2022 – $50,000

(b)	Audit-Related Fees

2023 – None

2022 – None

(c)	Tax Fees

2023 – $10,000

2022 – $4,600

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 - None

2022 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

  2023   2022

Audit-Related Fees:        0.00%  0.00%

Tax Fees:                       0.00%  0.00%

All Other Fees:               0.00%  0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $10,000

2022 - $4,600

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)       Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) Change in registrant’s independent public accountant is filed herewith.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 9/5/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 9/5/23

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 9/5/23